Filed Pursuant to Rule 497(c)

Registration No. 333-174323

PROSPECTUS
JUNE 3, 2021

2021
OAKTREE EMERGING MARKETS EQUITY FUND
Class A – OEQAX	Class C – OEQCX	Class I – OEQIX
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://www.oaktreefunds.com/), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-244-4859 or by sending an e-mail request to the Fund at info@brookfieldoaktree.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-244-4859 or send an email request to info@brookfieldoaktree.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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SUMMARY
Oaktree Emerging Markets Equity Fund
Investment Objective
The Oaktree Emerging Markets Equity Fund (the “Fund,” or the “Emerging Markets Fund”) seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Brookfield Investment Funds. You may also qualify for sales charge discounts or waivers through certain financial intermediaries. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. More information about these and other discounts is available from your financial professional and in the section entitled “Shareholder Account Information — Initial Sales Charges (Class A Shares Only)” on page 22 of the Fund’s Prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Fund’s Prospectus.
	Class A Shares	Class C Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original cost of shares redeemed)	None (1)	1.00	% (2)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.90%	0.90%		0.90%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%		None
Other Expenses (3)	0.88%	0.88%		0.88%
Total Annual Fund Operating Expenses	2.03%	2.78%		1.78%
Less Fee Waiver and/or Expense Reimbursement (4)	(0.68)%	(0.68)%		(0.68)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (4)	1.35%	2.10%		1.10%

(1)
No sales charge is payable at the time of purchase on investments of  $1 million or more, although for such investments the Fund will impose a Contingent Deferred Sales Charge of 1.00% on redemptions made within eighteen months of purchase.

(2)
A Contingent Deferred Sales Charge of 1.00% will be applied to redemptions of Class C Shares made within twelve months of the purchase date.

(3)
“Other Expenses” are based on estimated amounts for the current fiscal year.

(4)
Oaktree Fund Advisors, LLC, the Fund’s investment adviser (the “Adviser” or “Oaktree”), has contractually agreed to waive all or a portion of its investment advisory fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund’s business) at no more than 1.35% for Class A Shares, 2.10% for Class C Shares, and 1.10% for Class I Shares. The fee waiver and expense reimbursement arrangement will continue for a period of no less than one year from the effective date of the Fund’s registration statement, and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap, provided that in the case of a termination by the Adviser, the Adviser will provide the Board of Trustees with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund may only make repayments to the Adviser if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (1) the expense cap in place at the time such amounts were waived; and (2) the Fund’s current expense cap.

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Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same (taking into account the expense limitation for the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class A Shares	$606	$963
Class C Shares	$313	$740
Class I Shares	$112	$435
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years
Class C Shares	$213	$963
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund is new with no operating history and, as a result, portfolio turnover information will be provided once the Fund commences operations.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities, including common and preferred stocks, of emerging market companies (the “80% Policy”). The Fund invests in the securities of companies that the Adviser believes have been undervalued in the market relative to their ability to generate strong cash flows and attractive returns on capital, which may include securities of small- or mid-capitalization companies. The Fund may also invest in securities of companies denominated in U.S. dollars or foreign currencies, such as the Euro.
The Adviser considers emerging market companies to be those companies that are located in, or economically tied to, emerging market countries or that maintain securities that principally trade on exchanges located in emerging market countries. In constructing the Fund’s portfolio, the Adviser primarily looks to the emerging market countries that comprise the MSCI Emerging Markets (ND) Index as the investable universe from which emerging market companies may be included in the Fund’s portfolio and are located in, or economically tied to, such emerging market countries or that maintain securities that principally trade on exchanges located in such emerging market countries. In limited circumstances, the Fund may also invest in other countries with similar characteristics to those included in the MSCI Emerging Markets (ND) IndexAs of January 29, 2021, the MSCI Emerging Markets (ND) Index includes the following 27 emerging market countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The Adviser believes that the long-term investment opportunities in emerging markets are favorable compared to those available in more developed markets and that the opportunity for bottom-up managers with experience in undervalued situations will be significant due in part to the high rate of change in, and the volatility of, the emerging markets. While there are numerous risks in the emerging markets that are not equally prevalent in more developed markets, the Adviser’s goal is to manage the risks and seeks to earn a more-than commensurate return for bearing such risks.
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The Adviser uses proprietary, fundamental research to identify companies with solid businesses for investment that it believes have an intrinsic value that is higher than the company’s value as determined by its current stock price. When selecting individual companies for investment, the Adviser normally looks for:
•
Sound management

•
Quality business model

•
Positive cash flow generation

•
Strong market position

•
Industry growth potential

•
Sustainable advantages

•
Stock trading at a significant discount to intrinsic value

In constructing the overall portfolio of investments for the Fund, the Adviser actively considers the risk of loss that can occur as a result of unpredictable market events and seeks to construct a portfolio that is appropriately diversified across various countries and sectors. The Adviser also carefully monitors developments on both the company level and global macro level to seek to identify circumstances that could cause the risk in the portfolio to increase beyond desired levels. Furthermore, the Adviser considers a company’s sustainable competitive advantages, such as strong market position, industry growth potential, or positive cash flow generation across diversified geographies and industries. As described more fully below, the Adviser integrates environmental, social, and governance factors into its investment process and as part of its overall portfolio decision making process.
The Adviser may sell or reduce the Fund’s investment in a portfolio security if the Adviser detects a less appealing risk/reward profile for the company, price appreciation in the company’s stock resulting in overvaluation, deceleration of the company’s revenue or earnings growth, deterioration in the company’s business, or issues developing with company management.
The Fund may change the 80% Policy without shareholder approval. The Fund will provide shareholders with written notice at least 60 days prior to the implementation of any such changes.
Oaktree seeks to be a socially responsible investor and takes account of environmental, social and corporate governance (“ESG”) considerations as part of its investment process. In September 2019, Oaktree became a signatory to the United Nations-supported Principles for Responsible Investment (“PRI”). Consistent with PRI principles, Oaktree tracks its engagement and analysis with issuers over time to allow it to identify corporate progress or specific areas that need improvement. By recording these company interactions, Oaktree creates a journal of record that allows it to ensure that management teams are held accountable for their progress. Moreover, the Adviser intends to invest in companies that continually improve ESG practices through clearly identified, expected changes while avoiding management teams and companies that it deems to have deteriorating ESG fundamentals. Oaktree embeds ESG considerations throughout its investment process and tailors those considerations to asset classes, as appropriate. Each Oaktree investment strategy must have supplemental ESG policies or guidelines that provide additional ESG detail and commitments tailored to its specific strategy. These strategy-specific policies should address the following areas: (i) incorporation and documentation of ESG analysis during the due diligence process and investment decision; (ii) use of third-party advisors where additional expertise is required; (iii) when appropriate, engagement with portfolio companies on enhancement of their ESG practices; (iv) the ongoing monitoring of ESG issues for portfolio companies and investments; and (v) reporting on ESG efforts to clients. We believe that the tenets of the PRI are well-aligned with Oaktree’s mission of delivering superior investment results with risk under control, and complementary to — not in conflict with — our investment philosophy. Our adoption of the PRI reflects broad-based support for investing with a sensitivity to environmental, social and corporate governance considerations, which we have done since the firm’s inception. Oaktree’s formal Socially Responsible Investment (“SRI”) policy was first adopted and published in 2014, and since then we have continued to refine our approach. Oaktree’s mission is to deliver superior risk-adjusted returns to its investors, and the firm recognizes that ESG issues can directly impact investment performance. Accordingly, Oaktree’s investment team follows Oaktree’s policy on SRI and regularly assesses ESG-related factors as part of the team’s investment process in a manner it believes is consistent with its fiduciary obligations to maximize profits for its funds and accounts.
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In evaluating an existing or prospective investment, Oaktree’s investment team generally seeks to (a) identify ESG issues that may affect the investment, (b) analyze the relative importance of, and risk posed by, any identified ESG issue, (c) consider the costs and benefits of potential remedial measures, and (d) assess our ability to influence change. Based on the foregoing analysis, we may seek to foster change in some circumstances or even forgo investments in others. Oaktree’s investment team seeks to advance ESG practices through the interactions of its investment professionals with the management of existing and prospective companies and their advisors. Oaktree seeks to ensure that company management appreciates the financial ramifications of ethical issues and has the benefit of Oaktree’s insight with respect to the approaches being taken across a wide variety of industries and companies. In evaluating an existing or prospective investment, however, ESG is just one of several factors that is considered when making investments on behalf of the Fund. In addition, ESG is not weighted more heavily than other considerations, and the Fund could invest in a company even if such company scores poorly when any applicable ESG factors are considered.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following summarizes the principal risks that have been identified for the Fund.
Health Crisis Risk.   The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value of your investment in the Fund.
Risks of Recent Market and Economic Developments.    The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 and concern about its spread has resulted in severe disruptions to global financial markets, border closings, restrictions on travel and gatherings of any measurable amount of people, “shelter in place” orders (or the equivalent) for states, cities, metropolitan areas and countries, expedited and enhanced health screenings, quarantines, cancellations, business and school closings, disruptions to employment and supply chains, reduced productivity, severely impacted customer and client activity in virtually all markets and sectors, and a virtual cessation of normal economic activity. These events have contributed to severe market volatility, which may result in reduced liquidity, heightened volatility and negatively impact Fund performance and the value of your investment in the Fund.
The current economic situation and the unprecedented measures taken by state, local and national governments around the world to combat the spread of COVID-19, as well as various social, political and psychological tensions in the United States and around the world, may continue to contribute to severe market disruptions and volatility and reduced economic activity, may have long-term negative effects on the U.S. and worldwide financial markets and economy and may cause further economic uncertainties in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund’s portfolio. It is difficult to predict how long the financial markets and economic activity will continue to be impacted by these events and the Fund cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets. The Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
Adviser Investment Risk.   The Adviser and its affiliates (each, an “Adviser Investor”) may from time to time own a significant amount of the Fund’s shares (an “Adviser Investment”). An Adviser Investor may make an Adviser Investment to enable the Fund to reach critical mass or because the Adviser Investor has capital to invest and wants exposure to the Fund’s investment strategy or for other reasons. If an Adviser Investment is
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substantial relative to the Fund’s overall asset size, a partial or complete redemption of the Adviser Investment, which may occur at any time, including at the time of other inflows or outflows, may have a material adverse effect on the Fund’s expense ratio, portfolio turnover and the overall ability to manage the Fund. The Adviser Investor reserves the right to redeem its Adviser Investment at any time in accordance with applicable law in its sole and absolute discretion.
Emerging Markets Risk.   Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested. In addition, the availability and reliability of information material to an investment decision, particularly financial information, from these companies in emerging markets may be limited in comparison to the scope and reliability of financial information provided by U.S. companies.
Foreign (Non-U.S.) Securities Risk.   Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.
Foreign Currency Risk.   The Fund’s net asset value (“NAV”) could decline as a result of changes in the exchange rates between foreign currencies in which a security is denominated and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.
Equity Securities Risk.   Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.
Value Style Risk.   Over time, a value oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Investment Risk.   An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Issuer Risk.   Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.
Management Risk.   The Fund has an actively managed portfolio. The Adviser investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Portfolio Selection Risk.   The Adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.
Geopolitical Risk.   Occurrence of global events such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, pandemics and other public health issues, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.
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Preferred Securities Risk.   There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights.
Market Risk.   The values of securities held by the Fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The Fund may experience a substantial or complete loss on any individual security.
New Fund Risk.   The Fund is new with limited operating history and there can be no assurance that the Fund will grow or maintain an economically viable size, in which case the Board of Trustees of the Fund may determine to liquidate the Fund.
Small- and Mid-Capitalization Risk.   The risk that returns from small- and mid-capitalization stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.
The Fund’s shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.
Performance
The Fund has not been in operation for a full calendar year. As a result, no performance information is available.
Management
Investment Adviser:   Oaktree Fund Advisors, LLC
Portfolio Managers:   Frank J. Carroll, Managing Director and Co-Portfolio Manager, and Janet L. Wang, Managing Director and Assistant Portfolio Manager, each of Oaktree Fund Advisors, LLC, have served as Co-Portfolio Managers of the Fund since its inception. The Portfolio Managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Purchase and Sale of Fund Shares
Class: A (OEQAX), C (OEQCX), I (OEQIX)
You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Oaktree Emerging Markets Equity Fund, c/o U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services), P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer or by telephone at 1-855-244-4859, or through a broker-dealer or other financial intermediary. The minimum initial investment for Class A and C is $1,000 and the minimum for additional investments is $100. The minimum initial investment for Class I is $1 million and there is no minimum for additional Class I investments.
Class I Shares are (1) offered at net asset value, (2) sold without a front-end sales load, (3) offered to foundations, endowments, institutions, and employee benefit plans acquiring shares directly from the Fund’s distributor or from a financial intermediary with whom the Fund’s distributor has entered into an agreement expressly authorizing the sale by such intermediary of Class I Shares and whose initial investment is not less than the initial minimum amount set forth in this Prospectus from time to time, (4) available through certain “wrap,” retirement and other programs sponsored by certain financial intermediaries with whom the Fund and/or its distributor have entered into an agreement, as well as employees, officers, and trustees of the Trust, the Adviser and its affiliates and their immediate family members (i.e., spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above, as set forth in this Prospectus, and (5) not subject to ongoing distribution fees or service fees. The Fund may accept, in its sole discretion, investments in Class I Shares from purchasers not listed above or that do not meet the investment minimum requirement.
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Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVES,
INVESTMENT STRATEGIES, AND RELATED RISKS
The Oaktree Emerging Markets Equity Fund seeks long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental and may be changed without shareholder approval. Shareholders will be provided with at least 60 days’ prior written notice of any change in the Fund’s investment objective.
The Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in equity securities, including common and preferred stocks, of emerging market companies (the “80% Policy”). The Fund invests in the securities of companies that the Fund’s adviser, Oaktree Fund Advisors, LLC (the “Adviser” or “Oaktree”), believes have been undervalued in the market relative to their ability to generate strong cash flows and attractive returns on capital, which may include securities of small- or mid-capitalization companies. The Fund may also invest in securities of companies denominated in U.S. dollars or foreign currencies, such as the Euro.
As described more fully below, Oaktree seeks to achieve attractive, risk-adjusted returns by investing in companies that are fundamentally undervalued and have catalysts to close their valuation gap. Oaktree’s investment process is driven by bottom-up stock selection and in-house research. The investment team researches industries, builds in-house models and values companies by searching for valuation anomalies and opportunities. This research is augmented with extensive travel to meet company management. Stocks are selected based on a combination of valuation, investment thesis, portfolio construction, and risk management. Oaktree’s investment process results in a diversified portfolio and limits exposure by country and industry in order to avoid concentrated positions that could expose the portfolio to heightened risk. The Fund will hold companies across all market capitalizations; less liquid companies will only be included if the Adviser concludes that there is significant upside potential.
The Adviser considers emerging market companies to be those companies that are located in, or economically tied to, emerging market countries or that maintain securities that principally trade on exchanges located in emerging market countries. In constructing the Fund’s portfolio, the Adviser primarily looks to the emerging market countries that comprise the MSCI Emerging Markets (ND) Index as the investable universe from which emerging market companies may be included in the Fund’s portfolio and are located in, or economically tied to, such emerging market countries or that maintain securities that principally trade on exchanges located in such emerging market countries. In limited circumstances, the Fund may also invest in other countries with similar characteristics to those included in the MSCI Emerging Markets (ND) Index. As of January 29, 2021, the MSCI Emerging Markets (ND) Index includes the following 27 emerging market countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The Adviser believes that the long-term investment opportunities in emerging markets are favorable compared to those available in more developed markets and that the opportunity for bottom-up managers with experience in undervalued situations will be significant due in part to the high rate of change in, and the volatility of, the emerging markets. While there are numerous risks in the emerging markets that are not equally prevalent in more developed markets, the Adviser’s goal is to manage the risks and seeks to earn a more-than-commensurate return for bearing such risks.
The Adviser uses proprietary, fundamental research to identify companies with solid businesses for investment that it believes have an intrinsic value that is higher than the company’s value as determined by its current stock price. When selecting individual companies for investment, the Adviser normally looks for:
•
Sound management

•
Quality business model

•
Positive cash flow generation

•
Strong market position

•
Industry growth potential

8

•
Sustainable advantages

•
Stock trading at a significant discount to intrinsic value

In constructing the overall portfolio of investments for the Fund, the Adviser actively considers the risk of loss that can occur as a result of unpredictable market events and seeks to construct a portfolio that is appropriately diversified across various countries and sectors. The Adviser also carefully monitors developments on both the company level and global macro level to seek to identify circumstances that could cause the risk in the portfolio to increase beyond desired levels. Furthermore, the Adviser considers a company’s sustainable competitive advantages, such as strong market position, industry growth potential, or positive cash flow generation across diversified geographies and industries. As described more fully below, the Adviser integrates environmental, social, and governance factors into its investment process and as part of its overall portfolio decision making process.
The Adviser may sell or reduce the Fund’s investment in a portfolio security if the Adviser detects a less appealing risk/reward profile for the company, price appreciation in the company’s stock resulting in overvaluation, deceleration of the company’s revenue or earnings growth, deterioration in the company’s business, or issues developing with company management.
The Fund may change the 80% Policy without shareholder approval. The Fund will provide shareholders with written notice at least 60 days prior to the implementation of any such changes.
Oaktree seeks to be a socially responsible investor and takes account of environmental, social and corporate governance (“ESG”) considerations as part of its investment process. In September 2019, Oaktree became a signatory to the United Nations-supported Principles for Responsible Investment (“PRI”). Consistent with PRI principles, Oaktree tracks its engagement and analysis with issuers over time to allow it to identify corporate progress or specific areas that need improvement. By recording these company interactions, Oaktree creates a journal of record that allows it to ensure that management teams are held accountable for their progress. Moreover, the Adviser intends to invest in companies that continually improve ESG practices through clearly identified, expected changes while avoiding management teams and companies that it deems to have deteriorating ESG fundamentals. Oaktree embeds ESG considerations throughout its investment process and tailors those considerations to asset classes, as appropriate. Each Oaktree investment strategy must have supplemental ESG policies or guidelines that provide additional ESG detail and commitments tailored to its specific strategy. These strategy-specific policies should address the following areas: (i) incorporation and documentation of ESG analysis during the due diligence process and investment decision; (ii) use of third-party advisors where additional expertise is required; (iii) when appropriate, engagement with portfolio companies on enhancement of their ESG practices; (iv) the ongoing monitoring of ESG issues for portfolio companies and investments; and (v) reporting on ESG efforts to clients. We believe that the tenets of the PRI are well-aligned with Oaktree’s mission of delivering superior investment results with risk under control, and complementary to — not in conflict with — our investment philosophy. Our adoption of the PRI reflects broad-based support for investing with a sensitivity to environmental, social and corporate governance considerations, which we have done since the firm’s inception. Oaktree’s formal Socially Responsible Investment (“SRI”) policy was first adopted and published in 2014, and since then we have continued to refine our approach. Oaktree’s mission is to deliver superior risk-adjusted returns to its investors, and the firm recognizes that ESG issues can directly impact investment performance. Accordingly, Oaktree’s investment team follows Oaktree’s policy on SRI and regularly assesses ESG-related factors as part of the team’s investment process in a manner it believes is consistent with its fiduciary obligations to maximize profits for its funds and accounts.
In evaluating an existing or prospective investment, Oaktree’s investment team generally seeks to (a) identify ESG issues that may affect the investment, (b) analyze the relative importance of, and risk posed by, any identified ESG issue, (c) consider the costs and benefits of potential remedial measures, and (d) assess our ability to influence change. Based on the foregoing analysis, we may seek to foster change in some circumstances or even forgo investments in others. Oaktree’s investment team seeks to advance ESG practices through the interactions of its investment professionals with the management of existing and prospective companies and their advisors. Oaktree seeks to ensure that company management appreciates the financial ramifications of ethical issues and has the benefit of Oaktree’s insight with respect to the approaches being taken across a wide variety of industries and companies. In evaluating an existing or prospective investment, however, ESG is just one of several factors that is considered when making investments on behalf of the Fund. In addition, ESG is not weighted more heavily than other considerations, and the Fund could invest in a company even if such company scores poorly when any applicable ESG factors are considered.
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The Fund’s principal investment strategies and main risks associated with investing in the Fund are described in the Summary section of this Prospectus. More detailed descriptions of certain of the Fund’s principal investments, main risks and additional risks are described below.
Emerging Markets. The Fund defines emerging market companies as those that are located in, or economically tied to, emerging market countries or that maintain securities that principally trade on exchanges located in emerging market countries. The Fund considers a company “economically tied to” an emerging market country if such company derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets, in an emerging market country. The Fund may invest in eligible securities, such as China A-Shares, that are listed and traded on the Shanghai and Shenzhen Stock Exchanges through the China—Hong Kong Stock Connect program.
Foreign Securities. The Fund invests primarily in equity securities of foreign market and emerging market companies as part of its principal investment strategy. The Adviser is responsible for determining whether a particular issuer would be considered a foreign or emerging market issuer. Normally, foreign or emerging market governments and their agencies and instrumentalities are considered foreign or emerging market issuers, respectively. In the case of non-governmental issuers, the Adviser may consider an issuer to be a foreign or emerging market issuer if: (i) the company has been classified by MSCI, FTSE, or S&P indices as a foreign or emerging market issuer; (ii) the equity securities of the company principally trade on stock exchanges in one or more foreign or emerging market countries; (iii) a company derives a substantial portion of its total revenue from goods produced, sales made or services performed in one or more foreign or emerging market countries or a substantial portion of its assets are located in one or more foreign or emerging market countries; (iv) the company is organized under the laws of a foreign or emerging market country or its principal executive offices are located in a foreign or emerging market country; or (v) the Adviser otherwise determines an issuer to be a foreign or emerging markets issuer in its discretion based on any other factors relevant to a particular issuer. Oaktree may weigh those factors differently when making a classification decision. Certain companies that are organized under the laws of a foreign or emerging market country may nevertheless be classified as a domestic issuer. This may occur when the company’s economic fortunes and risks are primarily linked to the U.S. and the company’s principal operations are conducted from the U.S. or when the company’s equity securities trade principally on a U.S. stock exchange.
Equity Securities. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. The Fund may invest in common and preferred stocks.
Common Stock. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock. Common stock usually carries with it the right to vote and frequently, an exclusive right to do so.
Preferred Stock.  Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or in additional shares of preferred stock at a defined rate. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions and generally carry no voting rights.
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ESG Integration. Oaktree’s incorporation of environmental, social and/or governance (“ESG”) considerations in its investment process may cause it to make different investments for the Fund than funds that have a similar investment universe and/or investment style but that do not incorporate such considerations in their investment strategy or processes. As a result, the Fund may forego opportunities to buy certain securities when it might otherwise be advantageous to do so or sell securities when it might be otherwise disadvantageous for it to do so. Additionally, the Fund’s relative investment performance may be affected depending on whether such investments are in or out of favor with the market.
The Adviser is dependent on available information to assist in the social evaluation process, and, because there are few generally accepted standards to use in evaluation, the process employed for the Fund may differ from processes employed for other funds.
The Fund may seek to identify companies that reflect certain ESG considerations, but investors may differ in their views of what constitutes positive or negative ESG-related outcomes. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor.
Temporary Defensive Positioning. If market conditions, tactical portfolio trading considerations or other financial or business conditions occur which in the judgment of the Adviser could result in the longer term impairment of the Fund’s assets with respect to all or a portion of the Fund’s portfolio, the Adviser may, but is not required to, implement strategies to place the portfolio or individual securities in the portfolio in defensive posture for a period of time (a “temporary defensive period”) until, in the Adviser’s assessment, such condition or circumstance has abated. In the case of a perceived impairment with respect to all or a portion of the Fund’s portfolio, the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. In addition, during temporary defensive periods, the Fund may invest up to 30% of its net asset value in various strategic transactions to hedge the portfolio or individual securities in the portfolio and mitigate risks, including the purchase and sale of put and call options, exchange-traded notes, exchange-traded funds and total return swaps.
Taking a temporary defensive position is inconsistent with the Fund’s principal investment strategies. As a result, the Fund may not achieve its investment objective during a temporary defensive period or be able to sustain its then historical distribution levels. Also, higher levels of portfolio turnover may accompany such periods and may result in the Fund’s recognition of gains that will be taxable as ordinary income and may increase the Fund’s current and accumulated earnings and profits, which will result in a greater portion of distributions to Fund shareholders being treated as dividends.
Investing in the Fund involves the following risks:
The Fund’s principal risks are set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.
Health Crisis Risk. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value of your investment in the Fund.
Risks of Recent Market and Economic Developments.  The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 and concern about its spread has resulted
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in severe disruptions to global financial markets, border closings, restrictions on travel and gatherings of any measurable amount of people, “shelter in place” orders (or the equivalent) for states, cities, metropolitan areas and countries, expedited and enhanced health screenings, quarantines, cancellations, business and school closings, disruptions to employment and supply chains, reduced productivity, severely impacted customer and client activity in virtually all markets and sectors, and a virtual cessation of normal economic activity. These events have contributed to severe market volatility, which may result in reduced liquidity, heightened volatility and negatively impact Fund performance and the value of your investment in the Fund.
The current economic situation and the unprecedented measures taken by state, local and national governments around the world to combat the spread of COVID-19, as well as various social, political and psychological tensions in the United States and around the world, may continue to contribute to severe market disruptions and volatility and reduced economic activity, may have long-term negative effects on the U.S. and worldwide financial markets and economy and may cause further economic uncertainties in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund’s portfolio. It is difficult to predict how long the financial markets and economic activity will continue to be impacted by these events and the Fund cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets. The Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
Adviser Investment Risk. The Adviser and its affiliates (each, an “Adviser Investor”) may from time to time own a significant amount of the Fund’s shares (an “Adviser Investment”). An Adviser Investor may make an Adviser Investment to enable the Fund to reach critical mass or because the Adviser Investor has capital to invest and wants exposure to the Fund’s investment strategy or for other reasons. If an Adviser Investment is substantial relative to the Fund’s overall asset size, a partial or complete redemption of the Adviser Investment, which may occur at any time, including at the time of other inflows or outflows, may have a material adverse effect on the Fund’s expense ratio, portfolio turnover and the overall ability to manage the Fund. The Adviser Investor reserves the right to redeem its Adviser Investment at any time in accordance with applicable law in its sole and absolute discretion.
Emerging Markets Risk. The Fund invests in equity securities of emerging market companies as part of its principal investment strategy. Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities.
Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, would be heightened. In addition, unanticipated political or social developments may affect the values of the Fund’s investments and the availability to the Fund of additional investments in such emerging markets. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).
In addition, the U.S. and other nations and international organizations may impose economic sanctions or take other actions that may adversely affect issuers located in certain countries. In particular, the U.S. and other countries have imposed economic sanctions on certain Russian individuals and corporate entities. The U.S. or other countries could also institute broader sanctions on Russia. Such sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Fund’s portfolio. For example, the Fund may be prohibited from investing insecurities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in companies located in certain countries, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Countries subject to sanctions may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of the Fund’s portfolio and potentially disrupt its operations. Such events may have an adverse impact on the economies and debts of other emerging markets as well.
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Furthermore, the availability and reliability of information material to the Fund’s investment decisions, particularly financial information, from emerging market companies may be limited in comparison to the scope and reliability of financial information provided by U.S. companies. Notably, regulatory authorities in some of these markets currently do not provide the Public Company Accounting Oversight Board (“PCAOB”) with the ability to inspect public accounting firms, including sufficient access to inspect audit work papers and practices, or otherwise do not cooperate with U.S. regulators.
Foreign (Non-U.S.) Securities Risk. Investing in securities of foreign companies and governments may involve risks which are not ordinarily associated with investing in domestic securities. These risks include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments. A decline in the exchange rate may also reduce the value of certain portfolio securities. Even though the securities are denominated in U.S. dollars, exchange rate changes may adversely affect the company’s operations or financial health.
Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries maybe slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the U.S. Such factors include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of political, social or diplomatic developments; limitations on the movement of funds or other assets of the Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.
Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. These delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. An inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.
Investing in securities of non-U.S. companies may entail additional risks especially in emerging countries due to the potential political and economic instability of certain countries. These risks include expropriation nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. Should one of these events occur, the Fund could lose its entire investment in any such country. The Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.
Even though opportunities for investment may exist in foreign countries, any changes in the leadership or policies of the governments of those countries, or in any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies and thereby eliminate any investment opportunities that may currently exist. This is particularly true of emerging markets.
Certain countries in which the Fund may invest may have minority groups that advocate religious or revolutionary philosophies or support ethnic independence. Any action on the part of such individuals could carry the potential for destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund’s investment in those countries.
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Certain countries prohibit or impose substantial restrictions on investments in their capital and equity markets by foreign entities like the Fund. Certain countries require governmental approval prior to foreign investments or limit the amount of foreign investment in a particular company or limit the investment to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could be adversely affected by delays in or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. In particular, restrictions on repatriation could make it more difficult for the Fund to obtain cash necessary to satisfy the tax distribution requirements that must be satisfied in order for the Fund to avoid federal income or excise tax.
Foreign Currency Risk. The Fund’s net asset value (“NAV”) could decline as a result of changes in the exchange rates between foreign currencies in which a security is denominated and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.
Equity Securities Risk. Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.
Value Style Risk. Over time, a value oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Issuer Risk. Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.
Management Risk. The Fund has an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Portfolio Selection Risk. The Adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.
Geopolitical Risk. Occurrence of global events such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, pandemics and other public health issues, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.
Preferred Securities Risk. Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to
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exercise an option to redeem (call) a security at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.
Market Risk. The values of securities held by the Fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The Fund may experience a substantial or complete loss on any individual security.
New Fund Risk. The Fund is new with limited operating history and there can be no assurance that the Fund will grow or maintain an economically viable size, in which case the Board of Trustees of the Fund may determine to liquidate the Fund.
Liquidity Risk. Some securities held by the Fund may be difficult to sell, not publicly traded, or illiquid, particularly during times of market turmoil or adverse investor perceptions. Such securities may include securities that are not readily marketable and may be difficult to value. If the Fund desires to sell such securities when a ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund could be adversely affected. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.
Small- and Mid-Capitalization Risk. The Fund may invest across large-, mid-, and small-capitalization stocks. From time to time, the Fund may invest its assets in small- and medium-size companies. Such investments entail greater risk than investments in larger, more established companies. Small- and medium-size companies may have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result of these risks and uncertainties, the returns from these small- and medium-size stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.
Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).
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MANAGEMENT OF THE FUND
The Adviser
Oaktree Fund Advisors, LLC (the “Advisor,” or “Oaktree”), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment advisor to the Fund. Located at 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071, Oaktree is a leading global alternative investment management firm with expertise in credit strategies. The firm was formed in 1995 by a group of individuals who had been investing together since the mid-1980s in high yield bonds, convertible securities, distressed debt, real estate, control investments and listed equities. The firm has over 1000 employees and offices in 19 cities worldwide. The firm’s competitive advantages include its experienced team of investment professionals, a global platform and a unifying investment philosophy. This investment philosophy — the six tenets of which are risk control, consistency, market inefficiency, specialization, bottom-up analysis and disavowal of market timing — is complemented by a set of core business principles that articulate Oaktree’s commitment to excellence in investing; commonality of interests with clients; a collaborative and cooperative culture; and a disciplined, opportunistic approach to the expansion of offerings. As a result of consistent application of its philosophy and principles, Oaktree has earned a large and distinguished clientele. Among Oaktree’s global clients are 69 of the 100 largest U.S. pension plans, more than 400 corporations around the world, 39 of the 50 primary state retirement plans in the United States, over 320 endowments and foundations globally, and over 15 sovereign wealth funds. Oaktree’s expertise in investing across the capital structure has allowed us to cultivate a diversified mix of global investment strategies in four categories: credit, private equity, real assets and listed equities. Importantly, the expansion of Oaktree’s strategies has been achieved primarily through “step-outs” into highly related fields, based on identifying markets that (a) the firm believes have the potential for attractive returns, and (b) can be exploited in a manner consistent with the firm’s philosophy focused on risk control. In 2019, Brookfield Asset Management Inc. (TSX/NYSE: BAM; EURONEXT: BAMA) (“Brookfield”), a publicly held global asset manager focused on property, power and other infrastructure assets with approximately $600 billion of assets under management as of December 31, 2020, acquired a majority interest in Oaktree. Together, Brookfield and Oaktree provide investors with one of the most comprehensive offerings of alternative investment products available today. While partnering to leverage one another’s strengths, Oaktree operates as an independent business within the Brookfield family, with its own product offerings and investment, marketing, and support teams. As of December 31, 2020, Oaktree had approximately $148 billion under management.
As compensation for the advisory services and the related expenses the Adviser bears, the Adviser is contractually entitled to an advisory fee (an “advisory fee”), computed daily and payable monthly, at an annual rate set forth in the table below.
Fund	Annual Advisory Fee-Contractual Rate (as a percentage of average daily net assets)
Oaktree Emerging Markets Equity Fund	0.90%
Pursuant to the Fund’s administration agreement, Brookfield Public Securities Group LLC (“PSG”), a wholly owned subsidiary of Brookfield, provides administrative services reasonably necessary for the Fund’s operations, other than those services that the Adviser provides to the Fund pursuant to the investment advisory agreement. PSG will not receive any compensation for its administration services pursuant to the Fund’s administration agreement.
The Adviser has contractually agreed to waive all or a portion of its investment advisory fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund’s business) at the levels set forth in the Fee and Expense Table of the Fund for a period of no less than one year and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap, provided that in the case of a termination by the Adviser, the Adviser will provide the Board of Trustees with written notice of its intention to terminate the arrangement prior to the expiration of its then current term.
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Any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund may only make repayments to the Adviser if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (1) the expense cap in place at the time such amounts were waived; and (2) the Fund’s current expense cap.
A discussion regarding the basis for the Board of Trustee’s approval of the investment advisory agreements will be available in the Fund’s first available shareholder report.
See “Management” in the SAI for further information about the Fund’s investment advisory arrangements.
The Portfolio Managers
Frank Carroll — Managing Director and Co-Portfolio Manager. Prior to joining Oaktree in 1999, Mr. Carroll was the head of trading for Columbus Advisors LLC, where he worked for two years. Mr. Carroll previously was the Head Trader for Latin American Fixed Income at Banco Santander and Bankers Trust. For six years prior to joining Bankers Trust, Mr. Carroll was an emerging markets trader for Salomon Brothers Inc. He received a B.A. degree in history from Fairfield University. He is currently the Chairman of Fairfield’s Board of Trustees as well as a Trustee at Brunswick School in Greenwich, Connecticut.
Janet Wang — Managing Director and Assistant Portfolio Manager. Before joining Oaktree in 2002, Ms. Wang worked for ABN Amro Asia as a research assistant, covering the building materials and airline sectors. Prior thereto, she worked for Evergreen Funds in the Institutional Services department where she served as an institutional services representative. Ms. Wang holds a B.S. degree in finance and marketing from Boston College and an M.B.A. with a concentration in finance from Columbia Business School. She is fluent in Mandarin.
The SAI provides additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities in the Fund.
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PRIOR PERFORMANCE OF ACCOUNTS SIMILAR TO THE FUND
(The composite performance information shown is not of the Fund, but similar accounts managed by affiliates of the Adviser)
The following table presents the past performance of the Oaktree Emerging Markets Equity (MSCI) Composite (the “Oaktree Composite”), which represents historical performance data of accounts managed by the Adviser’s affiliates. The Oaktree Composite is comprised of all private investment accounts under fully discretionary management by Oaktree Capital Management, L.P. and Oaktree Capital Management (UK) LLP (collectively, “Oaktree Capital”), each an affiliate of the Adviser, that have investment objectives, policies, and strategies substantially similar to those of the Fund. Returns include the reinvestment of income and are time-weighted (i.e., the method used to eliminate the distorting effects on growth rates created by cash inflows and outflows) rates of return net of commissions, transaction costs, and foreign withholding taxes on interest, dividends, and capital gains. Reclaimable foreign withholding taxes are accrued. Returns are presented in U.S. dollars. Oaktree Capital has prepared and presented the historical performance shown for the Oaktree Composite (gross) in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. The gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the Oaktree Composite or certain other expenses that would be applicable to mutual funds. To calculate the performance of the Oaktree Composite net of expenses, the Adviser applied the estimated net Fund operating expenses payable by the A, C and I Classes of shares of the Fund for the fiscal year ended December 31, 2020, as applicable, as disclosed in the “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” line item of the Fund’s fee table in the Summary section of this Prospectus. The net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of the Adviser in managing portfolios with substantially similar investment strategies and techniques to those of the Fund.
The historical performance of the Oaktree Composite is not that of the Oaktree Emerging Markets Equity Fund and is not necessarily indicative of the Fund’s future results. As of the date of this Prospectus, the Fund has not commenced operations. Once operational, the Fund’s actual performance may vary significantly from the past performance of the Oaktree Composite. While the accounts comprising the Oaktree Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, none of the accounts currently comprising the Oaktree Composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code. If these limitations, requirements, and restrictions were applicable to the accounts in the Oaktree Composite, they may have had an adverse effect on the performance results of the Oaktree Composite. However, the Adviser does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.
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OAKTREE EMERGING MARKETS EQUITY (MSCI) COMPOSITE*
	Average Annual Total Returns for the periods ended December 31, 2020
Composite(1)	1 Year	3 Years	5 Years	Since Inception
Composite net of all Class A operating expenses	15.01%	8.07%	13.76%	3.75%
Composite net of all Class C operating expenses	15.02%	7.26%	12.92%	2.97%
Composite net of all Class I operating expenses	15.58%	8.34%	14.04%	4.01%
Composite gross of all operating expenses	16.56%	9.53%	15.29%	5.15%
MSCI Emerging Markets (ND) Index(2)	18.31%	6.17%	12.81%	3.73%
	For the Periods Ended December 31:
	2011 (3)	2012	2013	2014	2015	2016	2017	2018	2019	2020
Composite net of all Class A operating expenses	-19.44%	23.46%	0.39%	-6.61%	-20.18%	13.57%	32.93%	-12.24%	25.05%	15.01%
Composite net of all Class C operating expenses	-19.75%	22.55%	-0.36%	-7.32%	-20.79%	12.73%	31.96%	-12.90%	24.13%	14.15%
Composite net of all Class I operating expenses	-19.33%	23.76%	0.64%	-6.38%	-19.98%	13.85%	33.26%	-12.02%	25.36%	15.29%
Composite gross of all operating expenses	-18.87%	25.11%	1.76%	-5.34%	-19.07%	15.10%	34.70%	-11.03%	26.72%	16.56%
MSCI Emerging Markets (ND) Index (2)	-19.13%	18.22%	-2.60%	-2.19%	-14.92%	11.19%	37.28%	-14.57%	18.42%	18.31%

(1)
This is not the performance of Oaktree Emerging Markets Equity Fund. As of December 31, 2020, the Oaktree Composite was composed of 9 accounts, totaling approximately $3.6 billion. The inception date of the Oaktree Composite was July 1, 2011.

(2)
The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

(3)
For the period July 1, 2011 (inception) through December 31, 2011.

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DISTRIBUTION OF FUND SHARES
Distributor
Quasar Distributors, LLC (the “Distributor” or “Quasar”), a wholly owned subsidiary of Foreside Distributors, LLC, is located at 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202 and is the distributor for the shares of the Fund. Quasar is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are offered on a continuous basis.
Payments to Financial Intermediaries
The Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.
The Adviser and its affiliates, out of their own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.
In addition, in certain cases, intermediaries, such as banks, broker-dealers, financial advisers or other financial institutions, may have agreements pursuant to which shares of the Fund owned by its clients are held of record on the books of the Fund in omnibus accounts maintained by each intermediary, and the intermediaries provide those Fund shareholders with sub-administration and sub-transfer agency services. Pursuant to the Trust’s transfer agency agreement, the Trust pays the transfer agent a charge for each shareholder account. As a result, the use of one omnibus account for multiple beneficial shareholders can create a cost savings to the Trust. The Board of Trustees may, from time to time, authorize the Trust to pay a portion of the fees charged by these intermediaries to the extent of any transfer agency savings to the Trust as a result of the use of the omnibus account. These payments compensate these intermediaries for the provision of sub-administration and sub-transfer agency services associated with their clients whose shares are held of record in this manner.
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SHAREHOLDER INFORMATION
Description of Share Classes
	Class A Shares	Class C Shares	Class I Shares
Front End Sales Load?	Yes. The percentage declines as the amount invested increases.	No.	No.
Contingent Deferred Sales Charge?	No, except for shares redeemed within eighteen months after purchase of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase.	Yes, for shares redeemed within twelve months after purchase.	No.
Rule 12b-1 Fee	0.25%	1.00%	None.
Convertible to Another Class?	No.
Yes, automatic conversion into Class A Shares eight years after the original date of purchase or, if you acquired your Class C Shares through an exchange or conversion from another share class, eight years after the date you acquired your Class C Shares.
No.
Fund Expense Levels	Lower annual expenses than Class C Shares. Higher annual expenses than Class I Shares.	Higher annual expenses than Class A Shares, Class I Shares.	Lower annual expenses than Class A Shares and Class C Shares.
Three classes of the Fund’s shares are offered in this Prospectus—Class A Shares, Class C Shares and Class I Shares. Class I Shares are (1) offered at net asset value, (2) sold without a front-end sales load, (3) offered to foundations, endowments, institutions, and employee benefit plans acquiring shares directly from the Fund’s Distributor or from a financial intermediary with whom the Fund’s Distributor has entered into an agreement expressly authorizing the sale by such intermediary of Class I Shares and whose initial investment is not less than the initial minimum amount set forth in this Prospectus from time to time, (4) available through certain “wrap,” retirement and other programs sponsored by certain financial intermediaries with whom the Fund and/or its Distributor have entered into an agreement, as well as employees, officers, and trustees of the Trust, the Adviser and its affiliates and their immediate family members (i.e., spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above, as set forth in this Propsectus, and (5) not subject to ongoing distribution fees or service fees.The Fund may accept, in its sole discretion, investments in Class I Shares from purchasers not listed above or that do not meet the investment minimum requirement.
For information on the Fund’s expenses and investment minimums for each class of shares, please see the section of this Prospectus entitled “Summary.” The table above summarizes the differences among the classes of shares.
•
A “front-end sales load,” or sales charge, is a fee charged at the time of purchase of shares.

•
A “contingent deferred sales charge” (“CDSC”) is a fee charged at the time of redemption.

•
A “Rule 12b-1 fee” is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Fund’s average daily net assets attributable to the particular class of shares.

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If you...	then you should consider...
• qualify for a reduced or waived front-end sales load	purchasing Class A Shares instead of Class C Shares
• do not qualify for a reduced or waived front-end sales load and intend to hold your shares for only a few years	purchasing Class C Shares instead of Class A Shares
• do not qualify for a reduced or waived front-end sales load and intend to hold your shares indefinitely	purchasing Class A Shares instead of Class C Shares

•
are eligible to purchase shares through certain “wrap” programs or similar programs sponsored by certain financial intermediaries with whom the Fund and/or their distributor have entered into an agreement purchasing Class I Shares
In selecting a class of shares of the Fund in which to invest, you should consider:
•
the length of time you plan to hold the shares;

•
the amount of sales charge and Rule 12b-1 fees, recognizing that your share of Rule 12b-1 fees as a percentage of your investment increases if the Fund’s assets increase in value and decreases if the Fund’s assets decrease in value;

•
whether you qualify for a reduction or waiver of the Class A sales charge;

•
whether you qualify to purchase Class I Shares through certain wrap, retirement or other programs sponsored by certain financial intermediaries with whom the Fund and/or its distributor have entered into an agreement; and

•
whether you qualify to purchase Class I Shares (direct institutional purchases of  $1 million or more).

The following sections include important information about sales charges and sales charge reductions and waivers available to investors in Class A and Class C Shares and describes information or records you may need to provide to the respective Fund or your broker in order to be eligible for sales charge reductions and waivers. The availability of the sales charge reductions and waivers discussed below may depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of these reductions or waivers. Information with respect to specific intermediaries that offer individualized sales charge waiver and/or reduction categories is disclosed in Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Fund’s Prospectus.
Information about sales charges and sales charge reductions and waivers to the various classes of the Fund’s Shares is also available free of charge and in a clear and prominent format on our website at https://publicsecurities.brookfield.com/en.
Shareholder Account Information — Initial Sales Charges (Class A Shares Only)
Unless you are eligible for a sales charge reduction or a waiver, as set out in Appendix A to this Prospectus, an initial sales charge applies to all other purchases of Class A Shares. The sales charge is imposed on Class A Shares of the Fund at the time of purchase in accordance with the following schedule:
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Amount of Investment	Sales Charge as % of the Offering Price (1)	Sales Charge as % of Amount Invested	Reallowance to Broker-Dealers
Less than $50,000	4.75%	4.99%	4.75%
$50,000 but under $100,000	4.25%	4.44%	4.25%
$100,000 but under $250,000	3.50%	3.63%	3.50%
$250,000 but under $500,000	2.50%	2.56%	2.50%
$500,000 but under $1 million	2.00%	2.04%	2.00%
$1 million or more (2)	None	None	None

(1)
Includes front-end sales load.

(2)
No sales charge is payable at the time of purchase on investments of  $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on redemptions made within eighteen months of the purchase. If imposed, the CDSC is based on the original cost of the shares being redeemed.

No sales charge is imposed on reinvestment of distributions selected in advance of the distributions.
Breakpoints or Volume Discounts — (Class A Shares Only)
The Fund offers you the benefit of discounts on the sales charges that apply to purchases of Class A Shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your investment in Class A Shares. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.
Breakpoints or Volume Discounts allow larger investments in Class A Shares to be charged lower sales charges. If you invest $50,000 or more in Class A Shares of the Fund, then you are eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of  $1,000,000 or more, although a 1% CDSC will apply if shares are redeemed within eighteen months after purchase.
The Adviser may pay a sales commission of up to 1.00% of the offering price of Class A Shares to brokers that initiate and are responsible for purchases of  $1,000,000 or more. This does not apply with respect to shares purchased by “advisory accounts” for the benefit of clients of broker-dealers, financial advisers or other financial institutions; provided the broker-dealer, financial adviser or financial institution charges its client(s) an advisory fee based on the assets under management on an annual basis.
Sales Charge Reductions and Waivers — (Class A Shares Only)
Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A Shares to receive Volume Discounts and (2) investors who sign a Letter of Intent (the “Letter”) agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.
You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A Shares. The requirements are described in the following paragraphs. To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider. Additional information can be found in Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Fund’s Prospectus.
Volume Discounts/Rights of Accumulation. You may qualify for a reduced sales charge by combining a new purchase (or combined purchases as described below) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at NAV) amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of any other open-end investment company managed by the Adviser or its affiliates that were previously purchased, shares of other classes of the Fund, as well as shares of any class of any other open-end investment company managed by the Adviser or its affiliates. In order to determine whether you qualify for a reduced sales charge, you may combine your new purchase with
23

shares previously purchased and still owned with those of your immediate family (spouse and children under 21), your and their IRAs and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include shares of any class of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts. If the new purchase is made directly through the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent” or “USBFS”) only shares held directly at the Transfer Agent may apply toward the rights of accumulation. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the rights of accumulation. The Fund uses the current NAV of these holdings when combining them with new and existing investments for purposes of determining whether you qualify for the rights of accumulation. In order to receive a sales charge reduction under this program, you must provide certain information or records to permit verification that the purchase qualifies for a reduction as described below under “Required Shareholder Information and Records.”
Letter of Intent. By signing a Letter of Intent (LOI) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A Shares. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 4.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.
Required Shareholder Information and Records. In order for you to take advantage of sales charge reductions, you or your broker must notify the Fund that you qualify for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to your account. You may have to provide information or records to your broker or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or shares of any other open-end investment company managed by the Adviser or its affiliates held in:
•
all of your accounts at the Fund or a broker;

•
any Fund account of yours at another broker; and

•
Fund accounts of related parties of yours, such as members of the same family, at any broker.

You should therefore keep copies of these types of records.
Investors Eligible For Sales Charge Waivers. Class A Shares of the Fund may be offered without a sales charge to: (1) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets, or otherwise; (2) any unit investment trusts registered under the 1940 Act which have shares of the Fund as a principal investment; (3) persons investing in certain fee-based programs under which they pay advisory fees to a broker-dealer or other financial institution that has entered into an agreement with the Fund and/or its distributor; and (4) financial intermediaries who have entered into an agreement with the Fund and/or its distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.
In addition, shareholders who redeemed Class A shares of the Fund that were originally subject to a front-end sales load may buy back Class A shares of the Fund into the same shareholder account within 45 days of the redemption date without paying a sales charge on the reinstated shares. The amount eligible to be repurchased under this Reinstatement Privilege may not exceed the amount of your redemption proceeds originally received from the reinstated shares. Reinstatements will be priced at the Fund’s current NAV. To exercise this Reinstatement Privilege, you must notify your financial consultant or the Fund’s Transfer Agent at the time of your transaction that you believe you qualify for the privilege.
24

Additional categories of sales charge reductions and waivers are also set out in Appendix A to this Fund’s Prospectus. Investors who qualify under any of the categories described above or those set out in Appendix A to this Fund’s Prospectus should contact their brokerage firm. Some of these investors may also qualify to invest in Class I Shares.
Shareholder Account Information — (Class C Shares Only)
The Distributor pays a sales commission of up to 1.00% of the purchase price of Class C Shares of the Fund at the time of sale to brokers who initiate and are responsible for purchases of such Class C Shares of the Fund. These payments to brokers are financed solely by the Adviser. The Adviser will subsequently be reimbursed for the payments it has financed. As described more fully below under the section of this Prospectus entitled “Rule 12b-1 Plans,” you will also pay distribution and service fees of 1.00% each year under a distribution plan that the Fund has adopted for Class C Shares under Rule 12b-1. Proceeds from the CDSC and the 1.00% distribution plan payments made in the first year after purchase are paid to the Distributor and are used in whole or in part by the Distributor to pay the Adviser for financing the 1.00% up-front commission to brokers who sell Class C Shares. During the first year, the Adviser may retain the full 1.00% Rule 12b-1 fee to recoup the up-front payment made at the time of purchase. Once the Distributor has reimbursed the Adviser for the amounts financed, brokers will receive from the Distributor the ongoing Rule 12b-1 fees associated with their clients’ investments in Class C Shares.
Class C Shares Conversion Feature. Class C Shares will convert automatically into Class A Shares eight years after the original date of purchase or, if you acquired your Class C Shares through an exchange or conversion from another share class, eight years after the date you acquired your Class C Shares. When Class C Shares that you acquired through a purchase or exchange convert, any other Class C Shares that you purchased with reinvested distributions also will convert into Class A Shares on a pro rata basis. A shorter holding period may apply depending on your financial intermediary.
Contingent Deferred Sales Charges — (Class A and Class C Shares Only)
You will pay a CDSC when you redeem:
•
Class A Shares within eighteen months of buying them as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase; and

•
Class C Shares within twelve months of buying them.

The CDSC payable upon redemption of Class A Shares and Class C Shares in the circumstances described above is 1.00%. Your CDSC will be based on the original cost of the shares being redeemed.
You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of distributions, then any appreciation on shares redeemed, and then any remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. Certain financial intermediaries may have procedures which differ from those of the Fund with regards to calculation of the holding period of shares acquired through an exchange. Investors should refer to their intermediary’s policies.
We will waive the CDSC payable upon redemptions of shares for:
•
redemptions and distributions from retirement plans made after the death or disability of a shareholder;

•
minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1∕2;

•
involuntary redemptions made by the Fund;

•
a distribution from a tax-deferred retirement plan after your retirement; and

•
returns of excess contributions to retirement plans following the shareholder’s death or disability.

25

Additionally, shareholders who reinvest the full value of their Class C redemption proceeds back into Class C shares of the Fund in the same shareholder account within 45 days of the redemption will receive a reimbursement of the CDSC that they paid at the time of redemption. This CDSC Reimbursement will be made in the form of additional Class C shares of the Fund based on the Fund’s NAV on the reinvestment date. Class C shares acquired with proceeds from a CDSC Reimbursement will be subject to a CDSC if redeemed within 12 months. To receive the CDSC Reimbursement, you must notify your financial consultant or the Fund’s Transfer Agent at the time of your transaction that you believe you qualify for the reimbursement.
Shareholders of certain intermediaries may also have their CDSC waived or reduced under other circumstances. Please refer to Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Fund’s Prospectus.
Rule 12b-1 Plans — (Class A and Class C Shares Only)
The Fund has adopted distribution plans under Rule 12b-1 (the “Plans”) for Class A and Class C Shares of the Fund (each, a “Plan”). Under these Plans, the Fund may use its assets to finance activities relating to the sale of its Class A and Class C Shares and the provision of certain shareholder services. To the extent that any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activities outside the Plan and not be subject to its limitations.
The Class A Plan authorizes payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class A Shares to finance distribution of its Class A Shares or pay shareholder service fees. The Class C Plan authorizes payments on an annual basis of 0.75% of its average daily net assets attributable to Class C Shares to finance distribution of its Class C Shares and 0.25% for shareholder service fees.
Because the Rule 12b-1 fees are higher for Class C Shares than for Class A Shares, Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.
Pricing of Fund Shares
The net asset value of the Fund is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.
Purchase and redemption requests are priced at the NAV per share next calculated plus any applicable sales charge after receipt of such requests. The NAV is the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV). NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/# of shares = NAV per share). The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily.
In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. Market values represent the prices at which securities actually trade or evaluations based on the judgment of the Fund’s outside pricing services. Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.
When market quotations are not readily available, a security or other asset is valued at its fair value as determined under procedures approved by the Board of Trustees (the “Board”) of Brookfield Investment Funds (the “Trust”). These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are not frequently traded and/or the market price of which
26

the Adviser believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained.
Trading in Foreign Securities. In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV per share is calculated (such as a significant surge or decline in the United States or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV per share. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV per share in advance of the time the NAV per share is calculated. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued when market quotations for those holdings are considered unreliable.
Purchase of Fund Shares
You may purchase shares of the Fund by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network or through a bank or through one or more brokers authorized by the Fund to receive purchase orders. Please use the appropriate account application when purchasing by mail or wire. If you have any questions or need further information about how to purchase shares of the Fund, you may call a customer service representative of the Fund toll-free at 1-855-244-4859. The Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in the Adviser’s opinion, it is so large that it would disrupt the management of the Fund. Orders may also be rejected from persons believed by the Fund to be “market timers.”
All checks must be in U.S. dollars drawn on a domestic financial institution. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks or any conditional order or payment.
To buy shares of the Fund, complete an account application and send it together with your check for the amount you wish to invest in the Fund to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the most recent confirmation statement received from the Transfer Agent. If your payment is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. You may also be responsible for any loss sustained by the Fund.
In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s investment objective and otherwise acceptable to the Adviser and the Board. For further information, you may call a customer service representative of the Fund toll-free at 1-855-244-4859.
In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P. O. Box will not be accepted. Please contact the Transfer Agent at 1-855-244-4859 if you need additional assistance when completing your account application.
If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.
Shares of the Fund have not been registered for sale outside of the United States. The Adviser generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
27

Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.
Lost Shareholder. It is important that the Fund maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.
Purchasing Shares by Mail. Please complete the account application and mail it with your check, payable to the [Name of Fund], to the Transfer Agent at the following address:
Brookfield Investment Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
You may not send an account application via overnight delivery to a United States Postal Service post office box. The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, a deposit in the mail or with such services, or receipt at U. S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. If you wish to use an overnight delivery service, send your account application and check to the Transfer Agent at the following address:
Brookfield Investment Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202
Purchasing Shares by Telephone. If you accepted telephone transaction privileges (either by completing the required portion of your account application or by subsequent arrangement in writing with the Fund), and your account has been open for 15 days, you may purchase additional shares by calling toll-free at 1-855-244-4859. You may not make your initial purchase of Fund shares by telephone. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the ACH network. You must have banking information established on your account prior to making a telephone purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the applicable price next calculated. For security reasons, requests by telephone may be recorded. Once a telephone transaction has been placed, it cannot be cancelled or modified.
Purchasing Shares by Wire. If you are making your initial investment in the Fund, before wiring funds, the Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent at the above address. Upon receipt of your completed account application, the Transfer Agent will establish an account on your behalf. Once your account is established, you may instruct your bank to send the wire. Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:
U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022
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Credit: U.S. Bancorp Fund Services, LLC
A/C#112-952-137
FFC: Brookfield Investment Funds
Shareholder Registration
Shareholder Account Number
If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, you may call the Transfer Agent at 1-855-244-4859. Your bank may charge you a fee for sending a wire payment to the Fund.
Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. Neither the Fund nor U.S. Bank N.A. are responsible for the consequences of delays resulting from the banking or federal Reserve wire system or from incomplete wiring instructions.
Automatic Investment Plan. Once your account has been opened with the initial minimum investment, you may make additional purchases of shares at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly or quarterly basis. In order to participate in the AIP, each purchase must be in the amount of  $100 or more, and your financial institution must be a member of the ACH network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1-855-244-4859 for additional information. Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five calendar days prior to the automatic investment date.
Retirement Accounts. The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-855-244-4859 for information on:
•
Individual Retirement Plans, including Traditional IRAs and Roth IRAs.

•
Small Business Retirement Plans, including Simple IRAs and SEP IRAs.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of  $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.
Purchasing and Selling Shares through a Broker. You may buy and sell shares of the Fund through certain brokers and financial intermediaries (and their agents) (collectively, “Brokers”) that have made arrangements with the Fund to sell its shares. When you place your order with such a Broker, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Fund. The Broker holds your shares in an omnibus account in the Broker’s name, and the Broker maintains your individual ownership records. The Fund or the Adviser may pay the Broker for maintaining these records as well as providing other shareholder services. The Broker may charge you a fee for handling your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.
Purchases In-Kind. You may, subject to the approval of the Fund, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. To ascertain whether your securities will qualify to be accepted as a purchase in-kind for the Fund, please contact the Transfer Agent at 1-855-244-4859. If accepted, the securities will be valued using the same criteria and methods for valuing securities to compute the Fund’s net asset value.
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Redemption of Fund Shares
You may sell (redeem) your Fund shares on any day the Fund and the NYSE are open for business either directly to the Fund or through your financial intermediary.
In Writing. You may redeem your shares by simply sending a written request to the Transfer Agent. You should provide your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration and include a signature guarantee(s), if necessary. You should send your redemption request to:
Regular Mail	Overnight Express Mail
Brookfield Investment Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Brookfield Investment Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202
NOTE:   The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.
By Telephone. If you accepted telephone options on the account application, you may redeem all or some of your shares by calling the Transfer Agent at 1-855-244-4859 before the close of trading on the NYSE, which is normally 4:00 p.m., Eastern Time; however, the maximum amount that can be redeemed by telephone for Class A or C Shares is $50,000. There is no telephone redemption maximum for Class I Shares. Redemption proceeds can be sent by check to the address of record or via ACH to a previously established bank account. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the account application. The minimum amount that may be wired is $1,000. A wire fee of  $15 will be deducted from your redemption proceeds for a complete redemption of your shares. In the case of a partial redemption, the fee will be deducted from the remaining account balance. Telephone redemptions cannot be made if you notified the Transfer Agent of a change of address within 15 calendar days before the redemption request. If you have a retirement account, you may not redeem your shares by telephone.
You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 1-855-244-4859 for instructions.
You may encounter higher than usual call wait times during periods of high market activity. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Fund by telephone, you may mail your redemption request in writing to the address noted above. Once a telephone transaction has been accepted, it may not be canceled or modified.
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the respective Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.
USBFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If USBFS fails to employ reasonable procedures, the Fund and USBFS may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact USBFS.
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Payment of Redemption Proceeds. Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in good order. If you did not purchase your shares with a wire payment, the Fund may delay payment of your redemption proceeds for up to 15 calendar days from purchase or until your payment has cleared, whichever occurs first.
Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.
Under normal circumstances, the Fund expects to meet redemption requests by using cash or by selling portfolio assets to generate cash. During periods of stressed market conditions, when a significant portion of the Fund’s portfolio may be comprised of less-liquid investments, the Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under a line of credit it has established with a lender, and/or transferring portfolio securities in-kind to you in lieu of cash.
Systematic Withdrawal Plan. As another convenience, you may redeem your shares through the Systematic Withdrawal Plan (“SWP”). Under the SWP, shareholders or their financial intermediaries may request that a payment drawn in a predetermined amount be sent to them on a monthly, quarterly or annual basis. In order to participate in the SWP, your account balance must be at least $5,000 and each withdrawal amount must be for a minimum of  $100. If you elect this method of redemption, the Fund will send a check directly to your address of record or will send the payment directly to your bank account via electronic funds transfer through the ACH network. For payment through the ACH network, your bank must be an ACH member and your bank account information must be previously established on your account. The SWP may be terminated at any time by the Fund. You may also elect to terminate your participation in the SWP by communicating in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal at the addresses shown above or at 1-855-244-4859.
A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. To establish a SWP, an investor must complete the appropriate sections of the account application. For additional information on the SWP, please call the Transfer Agent at 1-855-244-4859.
Redemption “In-Kind”. The Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption in-kind”). It is not expected that the Fund would do so except during unusual market conditions. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is a taxable event on which you may incur a gain or loss.
Signature Guarantees. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.
A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required to redeem shares in the following situations:
•
When ownership is being changed on your account;

•
When redemption proceeds are payable or sent to any person, address or bank account not on record;

•
Written requests to wire redemption proceeds (if not previously authorized on the account);

•
If a change of address was received by the Transfer Agent within the last 15 calendar days; and

•
For all redemptions of Class A or C Shares in excess of  $50,000 from any shareholder account.

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Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
In addition to the situations described above, the Fund and/or the Transfer Agent may require a signature guarantee or signature validation program stamp in other instances based on the facts and circumstances.
Other Information about Redemptions. The Fund may redeem the shares in your account if the value of your account is less than $500 as a result of redemptions you have made. This does not apply to retirement plan accounts. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.
Exchange of Shares
You can exchange shares of the Fund you hold for shares in an identically registered account of the same class of any other Fund in the Trust, based on their relative NAVs. Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange.
In effecting an exchange:
•
you must meet the minimum investment requirements for the Fund whose shares you wish to purchase through exchange;

•
you will realize a taxable gain or loss; and

•
you should be aware that brokers may charge a fee for handling an exchange for you.

You may exchange your shares directly through the Distributor, through the Transfer Agent, through a registered broker-dealer, or through your financial intermediary.
•
Exchange By Telephone. You may give exchange instructions by telephone by calling 1-855-244-4859.

•
Exchange By Mail. You may send a written request for exchanges to the following address:

Brookfield Investment Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202
Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the Fund(s) whose shares you wish to exchange, and the name of the Fund(s) whose shares you wish to acquire.
The Fund may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change to the exchange privilege.
Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your broker and does not benefit the Fund or the Adviser in any way. It is in addition to the sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your broker.
Conversion of Shares Between Classes
Shareholders participating in or moving into certain advisory fee-based programs or similar programs (“Programs”) sponsored by certain financial intermediaries with whom the Fund and/or its Distributor have entered into an agreement, or accounts held through a registered investment adviser, may exchange their existing Class A or Class C Shares for Class I Shares of the Fund. Any account with an existing CDSC liability (Class C Shares held for less than 12 months) will assess the CDSC before converting to Class I Shares. In addition, shareholders may exchange Class I Shares held through a Program for Class A Shares without paying an initial sales charge if the
32

shareholder is leaving or has left the Program and provided that the Class A Shares received in the exchange will be held at the financial intermediary that sponsored the Program. Shareholders should note that the Class A Shares of the Fund are subject to a 12b-1 fee and have higher annual operating expenses than the Class I Shares of the Fund. An exchange of shares for shares of a different class in the Fund will generally not constitute a taxable transaction for federal income tax purposes. Shareholders should, however, consult with their tax adviser regarding the state and local tax consequences of this type of an exchange of shares. A conversion of shares between classes is exempt from the Fund’s short-term trading policies described in this Prospectus.
Fund Mailings
Statements and reports that the Fund sends to you include the following:
•
Confirmation statements (after every transaction that affects your account balance or your account registration);

•
Annual and Semi-Annual shareholder reports (every six months); and

•
Quarterly account statements.

Householding
In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-244-4859 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This householding policy does not apply to account statements.
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DIVIDENDS AND DISTRIBUTIONS
The Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. This policy may be changed by the Board at any time. The Fund may make an additional payment of dividends or distributions of capital gains if it deems it desirable at any other time of the year or in order to comply with applicable law.
The Fund generally expects to distribute to shareholders substantially all of its income (for example, interest and dividends) as well as substantially all of its net long-term and short-term capital gains (for example, from the sale of its holdings or distributions from other funds its holds). In addition, pursuant to its quarterly distribution policy, the Fund may make distributions that are treated as a return of capital. There is no guarantee that the Fund will realize net investment income or capital gains in any given year, or that the Fund’s distribution rates will reflect in any period the Fund’s net investment income. The Fund will provide information with each quarterly distribution that estimate the percentages of the current and year-to-date distributions that represent net investment income, other income or capital gains, and return of capital (if any). At the end of the year, the Fund may be required under applicable law to recharacterize distributions for the year among ordinary income, capital gains, and return of capital (if any) for purposes of tax reporting to shareholders.
All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) reinvest dividends in additional Fund shares and receive capital gains in cash; or (3) receive all distributions in cash. Distributions (other than any return of capital) are taxable to you, whether received in cash or reinvested in additional shares, and reinvestment does not avoid or defer taxable income to you.
If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the respective Fund’s current NAV per share, and to reinvest all subsequent distributions. If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone in advance of the payment date for the distribution.
Any dividend or capital gain distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution. You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital to you.
34

TOOLS TO COMBAT FREQUENT TRANSACTIONS
The Board has adopted policies and procedures to prevent frequent transactions in the Fund. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps include monitoring trading activity and using fair value pricing. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Fund believes is consistent with shareholder interests.
Monitoring Trading Practices. The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is limited because the Fund does not have simultaneous access to the underlying shareholder account information.
In compliance with Rule 22c-2 of the 1940 Act the Fund’s Distributor, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing policies.
Fair Value Pricing. The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Board has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser to the Fund does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Board and are reviewed annually by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.
Fair value pricing may be applied to non-U.S. securities. The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s NAV is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV. More detailed information regarding fair value pricing can be found under the heading titled, “Pricing of Fund Shares.”
35

TAX CONSEQUENCES
The Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund will not be subject to federal income tax if it distributes its income as required by the tax law for qualification as a regulated investment company and satisfies certain other requirements that are described in the SAI.
The Fund typically makes distributions of dividends and capital gains. Dividends are taxable to you as ordinary income or, as qualified dividend income, depending on the source of such income to the distributing Fund and the holding period of the Fund for its dividend-paying securities and of you for your Fund shares. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. Dividends and capital gains distributions (but not any returns of capital) from the Fund generally are subject to the 3.8% tax on net investment income for shareholders in the higher income tax brackets. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. Return of capital distributions generally are not taxable to shareholders and instead reduce a shareholder’s cost basis in the Fund shares until such shareholder’s cost basis in Fund shares has been reduced to zero. If a shareholder’s cost basis in Fund shares is at zero, then return of capital distributions will be treated as capital gains. Qualified dividend income, the amount of which will be reported to you by the Fund, is currently taxed at a maximum federal rate of 20% and is dependent on the sources of income earned by the Fund. Funds that invest primarily in REITs and investments that produce interest income generate little, if any, income that is eligible for the preferential federal tax rates applicable to qualified dividends. Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid the following January are taxable as if received during the prior December. The Fund may make taxable distributions even during periods in which the Fund’s share price has declined.
By law, the Fund must withhold as backup withholding a percentage (currently 24%) of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Fund to do so.
If you sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction, which will be a capital gain or loss if you hold your Fund shares as capital assets. You are responsible for any tax liabilities generated by your transaction.
Tax consequences are not the primary consideration of the Fund in implementing its investment strategy. Additional information concerning the taxation of the Fund and its shareholders is contained in the SAI. You should consult your own tax advisor concerning federal, state and local taxation of distributions from the Fund.
36

FINANCIAL HIGHLIGHTS
The Fund has not commenced operations as of the date of this Prospectus. As a result, no financial performance information is available.
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Investment Adviser
Oaktree Fund Advisors, LLC
333 South Grand Avenue, 28th Floor Place
Los Angeles, CA 90071
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Paul Hastings LLP
200 Park Avenue
New York, New York 10166
Custodian
U.S. Bank National Association
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212
Transfer Agent and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Fund Administrator
Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
Fund Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
38

JOINT NOTICE OF PRIVACY POLICY
Oaktree
Oaktree Capital Management, L.P., its corporate affiliates, and the investment funds under their management (the “Funds”) (collectively referred to herein as “Oaktree”, “we” or “our”) are providing this privacy notice to you to satisfy disclosure requirements required under data protection and privacy regulations adopted by regulatory authorities in the jurisdictions in which Oaktree conducts business, including Regulation S-P, which implements the requirements of the Gramm-Leach Bliley Act with respect to financial institutions subject to the jurisdiction of the Securities and Exchange Commission. These regulations require that Oaktree (as a data controller) ensure that our clients and investors and their proxies understand how we collect and process personal information about them and with whom we share such information. In relation to personal information that we collect and process about you that is not subject to Regulation S-P and is subject to other laws such as the California Consumer Privacy Act of 2018, please see the Privacy Policy on our website. If you provide personal information to us about any person other than yourself, you must ensure that they understand how their information will be used.
COLLECTION OF PERSONAL INFORMATION
In connection with making available investment products and services to current and prospective clients and investors as well as to fulfill regulatory requirements, we collect personal information directly from you as a managed account client and/or the beneficial owners of your interests in the Funds (“beneficial owners”). The information we collect may include, but is not limited to, name, address, email address and other contact details, date and place of birth, nationality(ies), nature and extent of the interest in the Funds, employment information, details from passports or other government issued documents (including identifying numbers, country and date of issuance, and expiration date), social security number (where permitted) or other tax or national identification numbers, account name, account number, financial institution, wire transfer instructions and other financial status (including source of funds), investor profile, and suitability information (including AML/KYC information) as required to determine eligibility to invest. We may also collect personal information, such as name, address, email address and other contact details, date and place of birth, nature and extent of the interest in the Funds, social security number (where permitted) or other tax or national identification number of your individual representatives, proxies, underlying investors and/or beneficial owners, and control persons, where applicable. You should also be aware that telephone conversations with certain Oaktree staff members may be recorded.
We, or our appointed service providers, may also collect certain personal information about you through the use of technology, such as cookies and tags, which compile information about your usage of data sites containing information and documents about the Funds (such as when you entered the site and which documents you have viewed and printed) and your interaction with marketing communication emails we send (for example, which links in an email you have clicked). For information on information we collect via technology and cookies used on the Funds’ website, see the section entitled “Use of Technology and Cookies” below.
In addition to collecting personal information directly from you or your beneficial owners, we collect personal information from other sources, as detailed further below.
SOURCES OF PERSONAL INFORMATION
If you are a current or prospective client or investor, we collect personal information directly from you through the following: (i) limited partnership subscription agreements and group trust participation agreements; (ii) information from your transactions and interactions with us and/or custodian banks and administrators; and (iii) forms or other documents prepared in the course of establishing and maintaining a relationship with us.
Third parties from whom we collect personal information about you include: (i) companies who maintain anti-money laundering and terrorism sanction screening and know your customer databases; (ii) publicly available sources of know your customer information, including those made available through the Internet and public registers; and (iii) third-parties acting on your behalf such as consultants, accountants, custodians, legal advisors proxies and other service providers or agents.
If you are a proxy on behalf of a client or investor, we may collect your personal information from (i) the current or prospective client or investor you act on behalf of and (ii) third party institutions, such as banks, to verify certain information you have provided.

USES OF PERSONAL INFORMATION
If you are a current or prospective client or investor, your personal information and/or information on your beneficial owners will be processed (i) in order to comply with our legal and regulatory obligations; (ii) because we need the information for reasons of substantial public interests; (iii) in order to comply with our obligations under contract; and/or (iv) because we have a legitimate business interest in processing it, including for the following purposes:
•
maintaining the register of limited partners and participants in the Funds, including accurate and up-to-date information on beneficial owners of interests in the Funds;

•
processing subscriptions, redemptions and transfers of interests in the Funds;

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processing distributions of income or capital from the Funds;

•
complying with applicable anti-money laundering, anti-corruption and bribery, terrorism financing rules, sanctions, and the prevention and detection of crime or other applicable laws or regulations of jurisdictions in which Oaktree conducts business;

•
filing information with legal or regulatory authorities in various jurisdictions;

•
handling and resolving complaints or dealing with other client and investor inquiries;

•
marketing investment management services as well as interests in the Funds and future Funds;

•
exchanging mail correspondence or documentation which may involve providing your contact details to couriers and service providers in charge of the delivery service;

•
contacting you to set up meetings and/or phone calls between you and your Oaktree business contact(s);

•
providing appropriate management of the client and investor relationship and to develop new investment products and services; and

•
organizing, operating and investing separately managed accounts and Funds including carrying out all customary operational, risk management and supervisory functions.

If you are a proxy on behalf of a client or investor, your personal data will be processed to enable you to act on behalf of the clients or investors you represent, including inputting information regarding such clients or investors on our systems. This processing is based on our legitimate business interest in processing it.
Where Oaktree is relying on its legitimate interests as the ground for processing your personal information or information on beneficial owners, we must carry out an assessment to ensure our interests do not override any rights you may have.
USE OF TECHNOLOGY AND COOKIES
We collect certain information about you through the use of cookies. Cookies are pieces of information, or files, placed on your device’s disk that provide information including how and when pages on the Funds’ website are accessed by users. To find out more about cookies please visit www.allaboutcookies.org.
We use cookies that are essential in order to enable you to move around the Funds’ website and use its features. Without these cookies, services you have asked for, such as remembering your login details, cannot be provided.
SHARING OF PERSONAL INFORMATION
We do not disclose any personal information about prospective, current or former clients and investors (or their respective proxies), except (i) to our affiliates and nonaffiliated third parties that provide services to Oaktree and the Funds as permitted by applicable law or regulation and (ii) where required by law (e.g., filing information with regulatory authorities in various jurisdictions). We may share personal information received about you with affiliates and nonaffiliated third parties including, but are not limited to:
•
third parties acting on your behalf such as consultants, accountants, custodians, legal advisors and other service providers or agents;

•
co-general partners of the Funds who provide investment management advice;

•
custodian banks, prime brokers, administrators and other service providers who provide services to Oaktree or the Funds in order to fulfill the operations of its investment management services, operational, risk management and other supervisory functions and other services;

•
lenders who provide loans to the Funds to facilitate the making of investments;

•
counterparties to investment transactions engaged in by the Funds;

•
consultants engaged to enhance and maintain portfolio management, accounting, and client relationship management systems and create and process client and investor reporting;

•
vendors engaged to assist in the due diligence, validation and reporting in connection with tax and other regulatory reporting forms;

•
third party service providers engaged to assist in know your customer and identity verification and anti-money laundering and terrorism screening;

•
vendors engaged to assist in arranging Oaktree conferences, facilitating the distribution of legal documents and other Fund-related materials and marketing communications;

•
advisors who provide audit, financial and legal advice to Oaktree and the Funds;

•
courier services or other package delivery services;

•
governmental bodies, public registers and regulatory and tax authorities in various jurisdictions to comply with reporting and notification requirements; and

•
other parties to a merger, acquisition, reorganization, funding/investment round or similar transaction or proceeding involving Oaktree, or steps in contemplation of such activities.

Oaktree may also disclose your personal information to other parties pursuant to your express consent, to fulfill your instructions, to comply with applicable laws and regulations or to fulfill other applicable requirements.
If you are a proxy, we will also disclose your personal information to the client or investor you represent.
Oaktree does not, and will not, sell personal information collected about you.
SECURITY OF PERSONAL INFORMATION
We limit access to personal information about you to those employees, agents and other parties who need to know the information to enable Oaktree to provide investment products or services to you, as well as to satisfy regulatory and/or legal obligations. We maintain physical, electronic and procedural safeguards that comply with applicable standards to guard your personal information.
TRANSFER OF PERSONAL INFORMATION
Your personal information may be transferred to or shared with entities in countries where data protection laws might not exist or be of a lower standard than in Europe or the Cayman Islands. This includes the transfer of personal information among Oaktree affiliated entities. As at the date of this notice, Oaktree has affiliates within the United Kingdom and the EEA as well as affiliates in the United States, Dubai, Hong Kong, China, Japan, Singapore, South Korea and Australia. We may also share your personal information with third parties located in the same jurisdictions as the Oaktree entities and jurisdictions in which our Funds are domiciled (such as the Cayman Islands) as well as other jurisdictions (including India) and information may be stored and processed manually and electronically through global systems and tools for the purposes outlined in this notice. For example, we may share your personal information with our legal advisers and lenders. For information on your rights including the right to object, please see “Your Rights” section below.
When transferring personal information from outside the EEA, the UK or the Cayman Islands, we seek to comply with European Union and the UK law by using Standard Contractual Clauses or by adopting other means to ensure that adequate safeguards are applied (including, where relevant, transfers to a recipient with an appropriate Privacy Shield certification or appropriate arrangements in compliance with obligations in the Cayman Islands). If you would like more information on how we comply with transfer requirements contact the relevant regional client services email address detailed on Annex 1.

RETENTION OF PERSONAL INFORMATION
We will retain your personal information only for as long as you maintain your account or as long as we consider necessary in connection with the purposes set out in this Privacy Notice, unless applicable law or regulations require or permit a longer retention period, as described further in our document retention policies. In addition, we may retain your personal information for the duration of any period necessary to establish, exercise or defend any legal rights.
YOUR RIGHTS
The rights described in this paragraph are applicable to you only if you reside in a jurisdiction where the provision of such rights are required by the data protection and privacy laws and regulations of the governing regulatory authority. As such, where required by applicable law or regulation, you may ask the relevant Oaktree entity for a copy of your personal information, to correct it, to erase it or to transfer it to other organizations. You may also have rights to object to some processing and, where we have asked for your consent to process your personal information, to withdraw this consent. In particular, you have rights to object to direct marketing at any time.
You should also be aware that these rights may be limited (for example, where we are required by law to collect and process your personal information). Where we must collect and process personal information in order to comply with applicable law or enter into and perform services under an agreement with you, if you or your beneficial owners do not provide the personal information we may not be able to enter into the agreement or provide services as contemplated by any agreement we have in place and you or your beneficial owners may be exposed to criminal sanctions where the personal information is required to satisfy a Fund’s filing obligation with a regulatory authority. Where we are not able to fulfil a request you make because your rights are limited, we will inform you of the reasons why when responding.
Should you have any questions or requests in relation to your rights, refer to the relevant regional client services email address detailed on Annex 1. We will attempt to deal with all requests at the earliest opportunity. In addition, if you have unresolved concerns you also have the right to complain, where permitted, to competent data protection authorities.
UPDATES TO THIS PRIVACY NOTICE
This notice may be updated periodically to reflect changes in our data protection and privacy practices. We will distribute any material updates to you and indicate in the notice the date of the update.
For more information on who is considered the data controller in connection with the collection of your personal information or if you have any other queries relating to this notice, contact us using the relevant regional client services email address detailed on Annex 1 or contact your local client services representative directly.
Dated: April 9, 2020

Annex 1: Oaktree Entities*
Oaktree Capital Management, L.P. 333 South Grand Avenue 28th Floor Los Angeles, CA 90071 Tel: +1 213 830‑6300	OCM Investments, LLC 333 South Grand Avenue 28th Floor Los Angeles, CA 90071 Tel: +1 213 830‑6300	Oaktree Fund Advisors, LLC 333 South Grand Avenue 28th Floor Los Angeles, CA 90071 T el: +1 213 830‑6300	Oaktree Capital Management (UK) LLP Verde, 10 Bressenden Place London, SW1E 5DH United Kingdom Tel: +44 20 7201‑4600
Oaktree Capital Management (Europe) LLP Verde, 10 Bressenden Place London, SW1E 5DH United Kingdom Tel: +44 20 7201‑4600	Oaktree Capital Management (International) Limited Verde, 10 Bressenden Place London, SW1E 5DH United Kingdom Tel: +44 20 7201‑4600	Oaktree Capital Management (Lux) S.à.r.l. 26A, boulevard Royal, 7th Floor L‑2449 Luxembourg Tel: +352 26 63 25 47 24	Oaktree Luxembourg CoopSA 26A, boulevard Royal, 7th Floor L‑2449 Luxembourg Tel: +352 26 63 25 47 24
Oaktree Capital Management (Dubai) Limited Dubai International Financial Centre, Office 5, The Gate Building, Level 15, PO Box 121208 Dubai, United Arab Emirates Tel: +1 971 440‑19877	OCM Netherlands Opportunities Cooperatief U.A. and OCM Netherlands Global Opportunities Cooperatief U.A Barbara Strozzilaan 201 1083 HN Amsterdam The Netherlands Tel: +31 20 579‑2128	Oaktree Capital Management (Ireland) Limited 2nd Floor 27 Merrion Square Dublin 2 Ireland Tel: +353 1 662 1301	Oaktree France S.A.S 39 Rue de Courcelles Paris, 75008 France Tel: +33 1 42 99 15 15
Oaktree Capital Management (Lux.) S.à r.l., French Branch 39 Rue de Courcelles Paris, 75008 France Tel: +33 1 42 99 15 15	Oaktree GMBH Frankfurter Welle An der Welle 3 9th Floor 60322 Frankfurt Am Main, Germany Tel: +49 69 244 339‑3000	Oaktree Capital Management (Lux.) S.à r.l., German Branch Frankfurter Welle An der Welle 3 9th Floor 60322 Frankfurt Am Main, Germany Tel: +49 69 244 339‑3000	Oaktree Capital Management (Lux.) S.à r.l., Finnish Branch Life Science Centre ‑ Keilaranta 16 02150 Espoo Finland Tel: +358 201277660
Oaktree Capital (Hong Kong) Limited Suite 2001, 20/F Champion Tower 3 Garden Road Central, Hong Kong Tel: +852 3655‑6800	Oaktree Capital (Beijing) Ltd. Suite 8, 14th Floor China World Office 1, No. 1 Jianguomenwai Ave. Chaoyang District Beijing 100004, China Tel: +86 10 6535‑0208	Oaktree (Beijing) Investment Management Co., Ltd. Room 67, Level 14 China World Office 1, No. 1 Jianguomenwai Ave. Chaoyang District Beijing 100004, China Tel: +86 10 6535 0278
Oaktree Overseas Investment Fund Management (Shanghai) Co., Ltd.
Suite 833, Level 8
Shanghai International Finance Centre, Tower 2
No 8 Century Avenue,
Pudong, Shanghai, PRC, 200120
Tel: +86 21 60627389

Oaktree Japan, Inc. Atago Green Hills Mori Tower 37th Floor 2‑5‑1 Atago, Minato‑ku, Tokyo Japan 105‑6237 Tel: +81 3 5776‑6760	Oaktree Capital (Australia) Pty Limited ACN 625 802 593 / AFSL 511218 Suite 4, Level 27 Governor Macquarie Tower 1 Farrer Place Sydney, NSW 2000 Australia Tel: +612 8278 9248	Oaktree Capital Management Pte. Ltd. 80 Raffles Place #51‑03 UOB Plaza 1 Singapore 048624 Tel: +65 6305‑6550	Oaktree Capital (Seoul) Limited Suite 2203, 22/F Trade Tower 511 Yeongdong‑daero, Gangnam‑gu, Seoul 06164 Republic of Korea Tel: +82 2 2191‑8000

(*)
For information related to the regulated status of Oaktree offices, please refer to www.oaktreecapital.com/contact-us.

Oaktree Client Services Contacts:
Americas csus@oaktreecapital.com	Europe and Middle East cslondon@oaktreecapital.com	Asia Pacific csasia@oaktreecapital.com

Brookfield
Brookfield Public Securities Group LLC (“PSG”), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your nonpublic personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of the Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
What information do we collect?
We collect the following Personal Information about you:
•
Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•
Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•
Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf:
•
Unaffiliated service providers (e.g., transfer agents, securities broker-dealers, administrators, investment advisers or other firms that assist us in maintaining and supporting financial products and services provided to you);

•
Government agencies, other regulatory bodies and law enforcement officials (e.g., for reporting suspicious transactions);

•
Other organizations, with your consent or as directed by you; and

•
Other organizations, as permitted or required by law (e.g., for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
How do we protect client information?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

Contact Information
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

Appendix A
Sales Charge Reductions and Waivers Available Through Certain Intermediaries
Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge reductions or waivers. Not all intermediaries will offer the same reductions and waivers to persons purchasing shares of the Fund. In order to receive these reductions or waivers shareholders will have to purchase Fund shares through an intermediary offering such reductions or waivers or directly from the Fund if the Fund offers such reductions or waivers. Please see the section entitled “Description of Share Classes” for more information on sales charge reductions and waivers available for different classes of shares that are available for purchase directly from the Fund.
The information in this Appendix is a part of, and incorporated into, the Prospectus for the Fund, and must be delivered with the Prospectus.
******************
FINANCIAL INTERMEDIARIES
At this time, there are no special arrangements with any financial intermediaries with respect to sales charge variations, waivers and discounts.
A-1

BROOKFIELD INVESTMENT FUNDS
Oaktree Emerging Markets Equity Fund
Class A, C and I Shares
For More Information
You can find more information about the Fund in the following documents:
Statement of Additional Information (SAI):
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.
Annual and Semi-Annual Reports:
The Fund’s annual and semi-annual reports (collectively, the “Shareholder Reports”) provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s previous fiscal year.
Appendix A to this Prospectus:
Appendix A to this Prospectus titled “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” is a separate document that is incorporated by reference into (or legally considered part of) this Prospectus and contains information about sales charge reductions and waivers available through certain financial intermediaries that differ from the sales charge reductions and waivers disclosed in this Prospectus and the related Statement of Additional Information.
The SAI and Shareholder Reports are available free of charge on the Fund’s website at https://www.oaktreefunds.com/. You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at 1-855-244-4859 or by writing to:
Brookfield Investment Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
https://www.oaktreefunds.com/
Reports and other information (including the SAI) about the Fund are available:
•
Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or

•
For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

BROOKFIELD INVESTMENT FUNDS
Oaktree Emerging Markets Equity Fund
Class A — OEQAX
Class C — OEQCX
Class I — OEQIX
Statement of Additional Information
June 3, 2021
Brookfield Investment Funds (the “Trust”) currently consists of six separate investment series referred to as Brookfield Global Listed Real Estate Fund, Brookfield Global Listed Infrastructure Fund, Brookfield Real Assets Securities Fund, Brookfield Real Asset Debt Fund, Center Coast Brookfield Midstream Focus Fund, and Oaktree Emerging Markets Equity Fund (the “Emerging Markets Fund,” or the “Fund”). This Statement of Additional Information (the “SAI”) relates only to the Emerging Markets Fund.
This SAI, which is not a prospectus, provides information about the Fund. The SAI should be read in conjunction with the Fund’s Prospectus for Class A Shares, Class C Shares and Class I Shares dated June 3, 2021. A copy of the Fund’s Prospectus may be obtained, without charge, on the Fund’s website at https://www.oaktreefunds.com/, by writing to the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling 1-855-244-4859.

1

GENERAL INFORMATION
The Trust is a diversified, open-end management investment company organized as a statutory trust under the laws of the State of Delaware on May 12, 2011. The Trust operates a multi-class structure pursuant to Rule 18f-3 of the Investment Company Act of 1940, as amended (the “1940 Act”). The Emerging Markets Fund seeks long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective. Except for the fundamental investment restrictions listed below (see “Investment Restrictions”), the Fund’s investment objective is not fundamental and may be changed by the Board of Trustees of the Trust (the “Board” or “Board of Trustees”), without shareholder approval. Shareholders will be provided with at least 60 days’ prior written notice of any change in the Fund’s investment objective. The Fund is diversified as that term is defined in the 1940 Act.
INVESTMENT STRATEGIES AND RISKS
The Prospectus discusses the investment objective of the Fund and the principal strategies to be employed to achieve that objective. This section contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize, and certain risks associated with such investments and strategies.
Common Stocks
The marketplace for publicly traded equity securities is volatile, and the price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic circumstances. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund.
A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive circumstances within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common stock in which the Fund may invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure and is therefore inherently more risky than preferred stock or debt instruments of such issuers.
Convertible Securities
The Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. A convertible security entitles the holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted or exchanged. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock. The markets for convertible securities may be less liquid than markets for common stocks or bonds. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Small- and Mid-Cap Stocks
The Fund may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for the Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as the Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.
The Fund may also invest in stocks of companies with medium market capitalizations (i.e., mid-cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.
Equity Securities and Related Investments
Investments in Equity Securities. Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.
Warrants and Stock Purchase Rights. The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by the Fund in warrants valued at the lower of cost or market may not exceed 5% of the value of the Fund’s net assets (plus the amount of any borrowing for investment purposes).
The Fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.
As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.
Preferred Shares. The Fund may invest in preferred shares. Preferred shares are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common shareholders, but after bond holders and other creditors. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed (or floating) dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other noncompliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer’s common stock.
Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.
The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.
Foreign (Non-U.S.) Securities
General. The Fund may invest in securities of foreign (non-U.S.) companies, or sponsored and unsponsored depositary receipts for such securities.
Foreign securities may include debt securities of governmental and corporate issuers, preferred stock, common stock, and convertible securities of corporate issuers, rights and warrants to buy common stocks, depositary receipts evidencing ownership of shares of a foreign issuer, and exchange traded funds and other investment companies that provide exposure to foreign issuers.
Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by U.S. corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.
In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.
Emerging Markets. The Fund may invest in or have exposure to securities issued by governmental and corporate issuers that are located in emerging market countries. Such investments involve special risks. The economies, markets, and political structures of a number of the emerging market countries in which the Fund can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe, and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems, and government instability. Investments in countries that have recently begun moving away from central planning and state owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.
Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.
The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.
Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default, or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency, or fraud.
Depositary Receipts. The Fund’s investments in foreign securities may include investment in depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over the counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Fund also may invest in EDRs, GDRs, and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.
Certain depositary receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.
Custodian Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the Fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss or theft of its assets.

Withholding and Other Taxes. The Fund may be subject to taxes, including withholding taxes, that are or may be imposed by certain countries with respect to the Fund’s investments on income (possibly including, in some cases, capital gains) derived in such countries. These taxes will reduce the return achieved by the Fund. Treaties between the United States and such countries may not be available to reduce the otherwise applicable tax rates.
Investing Through Stock Connect
The Fund may invest in eligible securities, such as China A-Shares (“Stock Connect Securities”) that are listed and traded on the Shanghai and Shenzhen Stock Exchanges through the China—Hong Kong Stock Connect program (“Stock Connect”). Stock Connect is a mutual market access program that allows Chinese investors to trade securities listed on the Hong Kong Stock Exchange via Chinese brokers and non-Chinese investors (such as the Fund) to purchase certain Shanghai- and Shenzhen-listed securities through brokers in Hong Kong without obtaining a special license. Purchases of securities through Stock Connect are subject to a number of restrictions, including market-wide trading volume and market cap quota limitations. Although individual investment quotas do not apply, participants in Stock Connect are subject to daily and aggregate investment quotas, which could restrict the Fund’s ability to invest in Stock Connect Securities.
Investments in Stock Connect Securities are generally subject to regulation by both Hong Kong and China and Shanghai Stock Exchange or Shenzhen Stock Exchange listing rules, which are subject to change by these regulators. Investors may not sell, purchase or transfer Stock Connect Securities except through Stock Connect. Regulators may suspend or terminate Stock Connect trading in certain circumstances, which may adversely affect the Fund’s ability to trade Stock Connect Securities. The Fund may also be prohibited from trading Stock Connect Securities during local holidays.
Stock Connect transactions are not subject to the investor protection programs of the Hong Kong, Shanghai or Shenzhen Stock Exchanges. Although Chinese regulators have indicated that ultimate investors hold a beneficial interest in Stock Connect Securities, the Chinese law surrounding the rights of beneficial owners of securities and the legal mechanisms available to beneficial owners for enforcing their rights are underdeveloped and untested. As the law evolves, there is a risk that the Fund’s ability to enforce its ownership rights may be uncertain, which could subject the Fund to significant losses. Trading in Stock Connect Securities may be subject to various fees, taxes and market charges imposed by Chinese market participants and regulatory authorities and may result in greater trading expenses borne by the Fund.
Inflation/Deflation Risk
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred stock or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time (the opposite of inflation). Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which will result in a decline in the value of the Fund’s portfolio.
Derivatives
Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, commodities, interest rates, currency exchange rates, and various domestic and foreign indices. Derivative instruments that the Fund may use include options contracts, futures contracts, options on futures contracts, and forward currency contracts.
The Fund may use derivatives for a variety of reasons, including as a substitute for investing directly in securities and currencies, as an alternative to selling a security short, as part of a hedging strategy (that is, for the purpose of reducing risk to the Fund), or for other purposes related to the management of the Fund. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on the Fund’s performance.
Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses or limit its gains if the performance of its derivatives is poorly correlated with the underlying instruments or the Fund’s other investments, or if the Fund is unable to liquidate its position because of an illiquid secondary market. The market for derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.
While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the over-the-counter market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet. Transactions in over-the-counter derivatives have no such protection. Each party to an over-the-counter derivative bears the risk that its direct counterparty will default. In addition, over-the-counter derivatives may be less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.
Derivatives generally involve leverage in the sense that the investment exposure created by the derivative is significantly greater than the Fund’s initial investment in the derivative. The Fund may be required to segregate permissible liquid assets, or engage in other permitted measures, to “cover” the Fund’s obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, the Fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily mark-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.
Derivatives also may involve other types of leverage. For example, an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index. This leverage will increase the volatility of these derivatives since they may increase or decrease in value more quickly than the underlying instruments.
In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act, which regulates the ability of registered investment companies to use derivatives and other transactions that create future payment or delivery obligations. Under the newly adopted Rule 18f-4, a registered fund that is not a limited user of derivaties, as defined under the rule, generally must comply with an outer limit on fund leverage risk based on value-at-risk, or “VaR.” This outer limit is based on a relative VaR test that compares a fund’s VaR to the VaR of a “designated reference portfolio” for that fund. A fund generally can use either an index that meets certain requirements or the fund’s own securities portfolio (excluding derivatives transactions) as its designated reference portfolio. If a fund’s derivatives risk manager reasonably determines that a designated reference portfolio would not provide an appropriate reference portfolio for purposes of the relative VaR test, the fund would be required to comply with an absolute VaR test.
In addition, under the newly adopted rule, unless the Fund qualifies as a limited user of derivatives, it will need to implement a written derivatives risk management program. The program must include risk guidelines as well as stress testing, backtesting, internal reporting and escalation, and program review elements. A derivatives risk manager approved by the Fund’s Board will administer the program. The Fund’s derivatives risk manager will have to report to the Fund’s Board on the derivatives risk management program’s implementation and effectiveness to facilitate the Board’s oversight of the Fund’s derivatives risk management. Rule 18f-4 also provides that a fund will be permitted to engage in reverse repurchase agreements and similar financing transactions so long as the fund meets the asset coverage requirements under section 18; that is, the value of the fund’s total assets less all liabilities and indebtedness not represented by senior securities (for the purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the fund’s total net assets, including assets attributable to such leverage). Thus, if a fund also borrows from a bank or issues bonds, for example, these senior securities as well as the reverse repurchase agreement would be required to comply with the asset coverage requirements under the 1940 Act. This approach provides the same asset coverage requirements under section 18 for reverse repurchase agreements and similar financing transactions, bank borrowings, and other borrowings permitted under the 1940 Act. Notwithstanding the foregoing, the Fund also will be permitted to enter into these transactions by electing to treat reverse repurchase agreements as derivatives transactions under Rule 18f-4 and thus be subject to the VaR thresholds applicable to open-end funds. This alternative approach will permit the Fund to apply a consistent set of requirements to its derivatives transactions and any reverse repurchase agreements or similar financing transactions. The Fund will be required to implement and comply with new Rule 18f-4 by the third quarter of 2022.

Swaps. The Fund may enter into total rate of return, credit default or other types of swaps and related derivatives for the purpose of hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a debt instrument or common stock. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuers will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by the Fund to reduce exposure to an owned asset without selling it.
In the event that the Fund is a credit default swap seller, the full notional amount of the credit default swap(s) will be segregated by the Fund to cover the outstanding positions.
Because the Fund would not own the Reference Assets, the Fund may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors or issuers of the Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties.
Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in gain for the Fund had the swap or other derivative not been utilized (in which case it would have been better had the Fund not engaged in the interest rate hedging transactions), the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap and potential illiquidity of the hedging instrument utilized, which may make it difficult for the Fund to close out or unwind one or more hedging transactions.
Total rate of return swaps and related derivatives present certain legal, tax and market uncertainties that present risks in entering into such arrangements. There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their positions, or characterizing their tax treatment. In addition, additional regulations and laws may apply to these types of derivatives that have not previously been applied. There can be no assurance that future decisions construing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have an adverse effect on the Fund that utilizes these instruments.
Futures Contracts. The Fund may purchase and sell financial futures contracts and options on such contracts. A financial futures contract is an agreement to buy or sell a specific security or financial instrument at a particular price on a stipulated future date. Although some financial futures contracts call for making or taking delivery of the underlying securities or instruments, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation may be accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.
The Fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index on a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. In addition, the Fund may enter into foreign currency futures contracts as described below under “Foreign Currency Contracts and Currency Hedging Transactions.”
At the time the Fund purchases a futures contract, an amount of cash or liquid portfolio securities generally equal to the settlement price less any margin deposit market value of the futures contract will be designated as segregated at the Fund’s custodian. When writing a futures contract, the Fund will maintain with its custodian similar liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).
The Fund will be authorized to use financial futures contracts and related options for hedging and non-hedging purposes, for example to enhance total return or provide market exposure pending the investment of cash balances. The Fund may lose the expected benefit of the transactions if currency exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes in currency exchange rates or securities prices may also result in poorer overall performance than if the Fund had not entered into any futures transactions.
Options on Securities and Stock Indexes. The Fund may write covered call and put options and purchase call and put options on securities or stock indices that are traded on U.S. exchanges.
An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.
The Fund may write a call or put option only if the option is “covered.” A call option on a security written by the Fund is covered if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if the Fund owns a call option on the same security and in the same principal amount as the call option written where the exercise price of the call option held (a) is equal to or less than the exercise price of the call option written or (b) is greater than the exercise price of the call option written if the difference is maintained by the Fund in cash or liquid portfolio securities in a segregated account with its custodian. A put option on a security written by the Fund is “covered” if the Fund maintains similar liquid assets with a value equal to the exercise price designated as segregated at its custodian, or else owns a put option on the same security and in the same principal amount as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written.
The Fund will cover call options on stock indices by owning securities whose price changes, in the opinion of the investment adviser, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund will cover put options on stock indices by segregating assets equal to the option’s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.
The Fund will receive a premium for writing a put or call option, which will increase the Fund’s gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. A rise in the value of the underlying security or index, however, exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of the underlying index or security. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on securities or indices will increase the Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.
The Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund’s investments does not decline as anticipated, the Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of the Fund’s security holdings being hedged.
Call options may be purchased by the Fund in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. The Fund may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.
There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.
Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts may be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.
Risks of Options, Futures and Forward Contracts. Options, futures and forward contracts are forms of derivatives. The use of options, futures and forward contracts as hedging techniques may not succeed where the price movements of the securities underlying the options, futures and forward contracts do not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options, futures and forward contracts depend on the investment adviser’s ability to predict correctly the direction of stock prices, interest rates, currencies and other economic factors and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. Where a liquid secondary market for options, futures or forward contracts does not exist, the Fund may not be able to close its position and in such an event would be unable to control its losses. The loss from investing in certain options, futures and forward contracts is potentially unlimited. The use of forward contracts may limit gains from a positive change in the relationship between the U.S. dollar and foreign currencies.
The Fund’s futures transactions will ordinarily be entered into for traditional hedging purposes. There is, however, no limit on the amount of the Fund’s assets that can be put at risk through the use of futures contracts and the value of the Fund’s futures contracts and options thereon may equal or exceed 100% of the Fund’s total assets. The Fund, however, does not currently intend to enter into futures transactions other than for traditional hedging purposes.
Exclusion from Definition of Commodity Pool Operator. Pursuant to Rule 4.5 under the Commodity Exchange Act (“CEA”), Oaktree Fund Advisors, LLC (the “Adviser,” or “Oaktree”) has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a pool operator under the CEA. In order to claim the Rule 4.5 exemption, the Fund is significantly limited in its ability to invest in commodity futures, options, swaps (including securities futures, broad-based stock index futures and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.
Foreign Currency Contracts and Currency Hedging Transactions. In order to hedge against foreign currency exchange rate risks, the Fund may enter into forward foreign currency exchange contracts (“forward contracts”) and foreign currency futures contracts (“foreign currency futures”), as well as purchase put or call options on foreign currencies, as described below. The Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.
The Fund may enter into forward contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or expects to receive a dividend or interest payment on a portfolio holding, in order to “lock in” the U.S. dollar value of the security or payment. In addition, for example, when the Fund believes that a foreign currency may experience a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as “cross-hedging.” Because in connection with the Fund’s foreign currency forward transactions an amount of the Fund’s assets equal to the amount of the Fund’s current commitment under the forward contract will be segregated to be used to pay for the commitment, the Fund will always have cash or other liquid assets available that are sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated assets will be marked-to-market on a daily basis. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

The Fund may enter into exchange-traded foreign currency futures for the purchase or sale for future delivery of foreign currencies. Certain types of forward contracts are now regulated as swaps by the Commodity Futures Trading Commission (“CFTC”). The regulation of such forward contracts as swaps is a recent development and there can be no assurance that the additional regulation of these types of derivatives will not have an adverse effect on the Fund that utilizes these instruments. This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund’s portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date.
The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and that the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.
The successful use of forward contracts and foreign currency futures will usually depend on the investment adviser’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward contracts, foreign currency futures or may realize losses.
Regulation of Certain Options, Currency Transactions and Other Derivative Transactions as Swaps or Security-Based Swaps
It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Funds from using such instruments as a part of its investment strategy, and could ultimately prevent the Funds from being able to achieve its investment objectives. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse.
The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
The regulation of swaps and futures transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement its investment strategies. In particular, the Dodd-Frank Act sets forth a legislative framework for OTC derivatives, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and, among other things, requires clearing of many OTC derivatives transactions and imposes minimum margin and capital requirements on uncleared OTC derivatives transactions.
Short-Term Investments. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. Dollars. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. These short-term instruments which the Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of  $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.
Participatory Notes (“P-Notes”)
The Fund may invest in P-Notes, to seek to gain economic exposure to markets where holding an underlying security is not feasible. P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a P-Note does not receive the same voting rights as it would if it directly owned the underlying security or instrument.
P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a P-Note against the issuer of the underlying security. In addition, the Fund will incur transaction costs as a result of investment in P-Notes.
Risks Associated with Long Term Objective — Not a Complete Investment Program
The Fund is intended for investors seeking a high level of total return, with an emphasis on growth and income. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.
Debt Securities and Related Investments
Debt Securities Rating Information. The Fund may invest in debt securities of any rating, including below investment grade debt securities or comparable unrated securities, but may not invest in securities in default. The Fund may invest in convertible debt securities rated “D” or better, or comparable unrated securities as determined by the Adviser. Investment grade debt securities are those rated “BBB” or higher by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or the equivalent of other nationally recognized statistical rating organizations (“NRSROs”). Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal. Below investment grade debt securities are those rated “BB” and below by Standard & Poor’s or the equivalent rating of other NRSROs. See “Appendix A” for a description of rating categories.
Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The issuers of high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments or the issuers’ inability to meet specific projected business forecasts. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund’s net asset value (“NAV”) to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.
The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the Fund’s NAV.
Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.
Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities.

For purposes of the Fund’s credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the Fund will use the lower rating. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization downgrades the quality rating assigned to one or more of the Fund’s portfolio securities, the Adviser will consider what actions, if any, are appropriate in light of the Fund’s investment objectives and policies including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.
U.S. Government Securities. U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks (“FHLBs”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Although the U.S. government has recently provided financial support to FNMA and FHLMC, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed; and (iii) as a result of initiatives introduced in response to the recent financial market difficulties, securities of commercial issuers or financial institutions that qualify for guarantees by U.S. government agencies like the Federal Deposit Insurance Corporation. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.
U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.
Debt Obligations of Non-U.S. Governments. The Fund may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.
Bank Obligations
Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”). Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.
Commercial Paper
Commercial paper includes short-term unsecured promissory notes, variable rate demand notes, and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations, and financial institutions (see “Variable and Floating Rate Demand and Master Demand Notes” below for more details) as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. The Fund establishes its own standards of creditworthiness for issuers of such instruments.
Certificates of Deposit
Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit (“CDs”) may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, limited in the amounts which they can loan to a single borrower and subject to other regulations designed to promote financial soundness.
The Fund may purchase CDs issued by banks, savings and loan associations, and similar institutions with less than one billion dollars in assets, which have deposits insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC, provided the Fund purchases any such CD in a principal amount of no more than $250,000, which amount would be fully insured by the FDIC. Interest payments on such a CD are not insured by the FDIC. The Fund would not own more than one such CD per issuer.
Variable and Floating Rate Demand and Master Demand Notes
The Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies, and financial institutions, and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity longer than one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. The Fund’s investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days’ notice, in combination with the Fund’s other investments which are not readily marketable, will be limited to an aggregate total of 15% of the Fund’s net assets.
The Fund may also buy variable rate master demand notes. The terms of these obligations permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable

(and, thus, immediately repayable by the borrower) at the principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, the Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this SAI for commercial paper obligations.
Investment Company Securities
The Fund may invest in shares of other investment companies, subject to the limitations of the 1940 Act, and subject to such investments being consistent with the overall investment objective and policies of the Fund. To the extent that the Fund invests in the securities of other investment companies, shareholders in the Fund may be subject to duplicative advisory and administrative fees.
Exchange-Traded Funds
The Fund may invest in exchange-traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio predominantly of securities designed to track a particular market index. The Fund could purchase an ETF to gain exposure to all or a portion of the U.S. market, a foreign market, a region, a commodity, a currency, or to any other index that an ETF tracks. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate. In addition, because they, unlike traditional mutual funds, are traded on an exchange, ETFs are subject to the following risks: (i) the performance of the ETF may not replicate the performance of the underlying index that it is designed to track; (ii) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (iii) an active trading market for an ETF may not develop or be maintained; and (iv) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.
An investment company’s investments in other investment companies are typically subject to statutory limitations prescribed by the 1940 Act. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds, such as the Fund, to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Fund may rely on these exemptive orders in investing in ETFs.
Exchange-Traded Notes
The Fund may invest in exchange-traded notes (“ETNs”). ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees.
Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.
ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress have considered proposals that would change the timing and character of income and gains from ETNs.
An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.
Partnership Securities
The Fund may ay invest in securities issued by publicly traded partnerships or master limited partnerships or limited liability companies (together referred to as “PTPs/MLPs”). These entities may be publicly traded on stock exchanges or markets such as the New York Stock Exchange (“NYSE”), the NYSE Alternext US LLC (“NYSE Alternext”) and NASDAQ. PTPs/MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally, PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as the Fund, if it invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.
At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly-traded firms that may be taxed as corporations). For tax purposes, limited partners, unit holders, or members may be allocated taxable income with respect to only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit or shareholders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.
Although the high yields potentially offered by these investments may be attractive, PTPs/MLPs have some disadvantages and present some risks. Investors in a partnership or limited liability company may have fewer protections under state law than investors in a corporation. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. These tax consequences may differ for different types of entities. Many PTPs/MLPs may operate in certain limited sectors such as, without limitation, energy, natural resources, and real estate, which may be volatile or subject to periodic downturns. Growth may be limited because most cash is paid out to limited partners, unit holders, or members rather than retained to finance growth. The performance of PTPs/MLPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in PTPs/MLPs. Investments in PTPs/MLPs also may be illiquid at times. The Fund may also invest in relatively illiquid securities issued by limited partnerships or limited liability companies that are not publicly traded. These securities, which may represent investments in certain areas such as real estate or private equity, may present many of the same risks of PTPs/MLPs. In addition, they may present other risks including higher management and distribution fees, uncertain cash flows, potential calls for additional capital, and very limited liquidity.
Real Estate Investment Trusts
The Fund may invest in Real Estate Investment Trusts (“REITs”). REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.
REITs (especially mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500 Stock Index (the “S&P 500”).
Illiquid Securities and Rule 144A Securities
The Fund may invest its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund’s investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected. Illiquid securities do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), or other restricted securities, which have been determined to be liquid in accordance with procedures established by the Board.
The Fund has adopted non-fundamental policies with respect to investments in illiquid securities. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. As a result, the fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
The Fund may invest up to 15% of its net assets (plus the amount of any borrowing for investment purposes) in illiquid securities, including certain restricted securities issued under Section 4(a)(2) of the Securities Act. Section 4(a)(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(a)(2) of the Securities Act will generally be treated as illiquid and subject to the Fund’s investment restriction on illiquid securities unless such securities are eligible for resale under Rule 144A and are deemed to be liquid in accordance with the procedures described below.
Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. It is the intent of the Fund to invest, pursuant to procedures established by the Board and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.
The Adviser will monitor the liquidity of restricted securities eligible for resale under Rule 144A in the Fund’s portfolio under the supervision of the Trustees. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of how the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities which are considered to be illiquid to assure that the total of all such Rule 144A securities held by the Fund does not exceed 15% of the Fund’s average daily net assets.
In October 2016, the SEC adopted a new liquidity risk management rule requiring open-end funds, such as the Fund, to establish a liquidity risk management program and enhance disclosures regarding fund liquidity. Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), requires open-end funds, such as the Fund, to establish a liquidity risk management program and make certain disclosures regarding fund liquidity. As required by the Liquidity Rule, the Fund has implemented a liquidity risk management program (the “Liquidity Program”), and the Board has appointed the Adviser as the liquidity risk program administrator of the Liquidity Program. The Liquidity Rule may impact the Fund’s performance and ability to achieve its investment objective.
Repurchase Agreements
Repurchase agreements involve the acquisition by the Fund of a security, subject to an obligation of the seller to repurchase, and the Fund to resell, the security at a fixed price, usually not more than one week after its purchase. The Fund’s custodian will have custody of securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the SEC to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on the repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York with respect to the highest rated securities of the type in which the Fund may invest. It will also require that the repurchase agreement be at all times fully collateralized in an amount at least equal to the repurchase price including accrued interest earned on the underlying securities, and that the underlying securities be marked to market every business day to assure that the repurchase agreement remains fully collateralized. Certain costs may be incurred by the Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. If bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Fund may be delayed or limited. The Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.
Borrowing
Though the Fund does not currently intend to borrow money, the Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions, and not for the purpose of leveraging its investments, in amounts not to exceed at any time 331/3% of the value of its total assets at the time of such borrowings, as allowed under the 1940 Act. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.
Securities Lending
Although the Fund has no present intention to do so, the Fund reserves the right, pending receipt of Board approval, to lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The SEC currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral (which may include cash, U.S. government or agency securities, or irrevocable letters of credit) from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. The Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, the Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral.
Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.
When-Issued or Delayed-Delivery Securities
New issues of fixed-income securities usually are offered on a when-issued or delayed-delivery basis, which means that delivery and payment for such securities ordinarily take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on such securities are fixed at the time the Fund enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a when-issued or delayed-delivery security prior to its stated delivery date. No additional when-issued commitments will be made if more than 20% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) would be so committed.
Securities purchased on a when-issued or delayed-delivery basis and certain other securities held in the Fund’s portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based on the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or delayed-delivery basis may expose the Fund to the risk that such fluctuations will occur prior to their actual delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve an additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of cash or other liquid securities at least equal at all times to the amount of the when-issued commitments will be established and maintained at the Fund’s custodian bank.
Government Intervention in Financial Markets
Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect companies in a different country or region. The global financial crisis has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity.
Governments, their regulatory agencies, or self-regulatory organizations may take actions that the regulation of the issuers in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.
The SEC and its staff have been engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts have been focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cyber-security, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Fund’s expenses and impact its returns to stockholders or, in the extreme case, impact or limit its use of various portfolio management strategies or techniques and adversely impact the Fund.

In particular, the U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules and amendments that modernize reporting and disclosure and required the implementation of a liquidity risk management program, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. The Board designated and approved a liquidity committee (“Liquidity Committee”) to administer the Fund’s liquidity risk management program and related procedures, various aspects of which went into effect in December 2018 and June 2019.
In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act, which regulates the ability of registered investment companies to use derivatives and other transactions that create future payment or delivery obligations. Under the newly adopted Rule 18f-4, funds that use derivatives will be subject to a Value at Risk leverage limit, a derivatives risk management program and testing requirements and requirements related to board reporting. These new requirements will apply unless a fund qualifies as a “limited derivatives user,” as defined under the rule. Collectively, these requirements may limit the Fund’s ability to use derivatives and/or enter into certain other financial contracts.
The U.S. presidential election occurred on November 3, 2020. As of January 2021, the Democratic Party controls the executive branch of government and both houses of the legislative branch of government. Changes in federal policy, including tax policies, and at regulatory agencies occur over time through policy and personnel changes following elections, which lead to changes involving the level of oversight and focus on the financial services industry or the tax rates paid by corporate entities. The nature, timing and economic and political effects of potential changes to the current legal and regulatory framework affecting markets remain highly uncertain. Uncertainty surrounding future changes may adversely affect the Fund’s operating environment and therefore its investment performance.
In response to the current economic environment, the Biden administration may call for an increased popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding shares of an open-end investment company such as the Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.
The U.S. presidential election occurred on November 3, 2020. As of May 2021, the Democratic Party controls the executive branch of government and both houses of the legislative branch of government. Changes in federal policy, including tax policies, and at regulatory agencies occur over time through policy and personnel changes following elections, which lead to changes involving the level of oversight and focus on the financial services industry or the tax rates paid by corporate entities. The nature, timing and economic and political effects of potential changes to the current legal and regulatory framework affecting markets remain highly uncertain. Uncertainty surrounding future changes may adversely affect the Funds’ operating environment and therefore its investment performance.
The outbreak of a novel coronavirus disease (“COVID-19”) has negatively affected economies, markets and individual companies in the United States and throughout the world. The effects of this pandemic to public health and business and market conditions may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objectives.
Special Risks Related to Cyber Security
The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.
Environmental Risk
Assets may be subject to numerous laws, rules and regulations relating to environmental protection. Under various environmental statutes, rules and regulations, a current or previous owner or operator of real property may be liable for non-compliance with applicable environmental and health and safety requirements and for the costs of investigation, monitoring, removal or remediation of hazardous materials. These laws often impose liability, whether or not the owner or operator knew of or was responsible for the presence of hazardous materials. The presence of these hazardous materials on a property could also result in personal injury or property damage or similar claims by private parties. Persons who arrange for the disposal or treatment of hazardous materials may also be liable for the costs of removal or remediation of these materials at the disposal or treatment facility, whether or not that facility is or ever was owned or operated by that person. The Fund may be exposed to substantial risk of loss from environmental claims arising in respect of its investments and such loss may exceed the value of such investments. Furthermore, changes in environmental laws or in the environmental condition of a portfolio investment may create liabilities that did not exist at the time of acquisition of an investment and that could not have been foreseen.
INVESTMENT RESTRICTIONS
The Fund is subject to fundamental and non-fundamental investment policies and limitations. Under the 1940 Act, fundamental investment policies and limitations may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.
The following policies and limitations supplement those described in the Fund’s Prospectus and this SAI.
Fundamental Restrictions
(1)
The Fund may not issue senior securities or borrow money, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC;

(2)
The Fund may not act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

(3)
The Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or any of its agencies or instrumentalities);

(4)
The Fund may not purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate MLPs and real estate investment trusts (REITs);

(5)
The Fund may not invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts that are not deemed to be prohibited commodities or commodities contracts for the purpose of this restriction; or

(6)
The Fund may not make loans of money, except (i) for purchases of debt securities consistent with the investment policies of the Fund, (ii) by engaging in repurchase agreements or, (iii) through the loan of portfolio securities in an amount up to 331/3% of the Fund’s net assets.

Notes to Investment Restrictions
The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, or in any ratings, will not be deemed to result in a violation of the restriction, except that there is an ongoing asset coverage requirement in the case of borrowings. For purposes of investment restriction No. 4 above, the Trust may use the industry classifications reflected by the S&P 500 Index, if applicable at the time of determination. For all other portfolio holdings, the Trust may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the Trust may select its own industry classifications, provided such classifications are reasonable. When determining compliance with its own concentration policy, to the extent that the Fund may invest in any affiliated and/or unaffiliated investment companies, the Fund will consider the investments of such underlying investment companies to the extent practicable.
PORTFOLIO HOLDINGS INFORMATION
The Fund’s portfolio holdings are publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the day next following the day such information is posted on the Fund’s website. The Fund’s publicly available portfolio holdings, which may be provided to third parties without prior approval, are:
(1)
Complete portfolio holdings disclosed in the Fund’s semi-annual or annual reports and filed with the SEC on Form N-CSR.

(2)
Complete portfolio holdings disclosed in the Fund’s first and third fiscal quarter reports that are filed with the SEC on Form N-PORT.

Non-Public Portfolio Holdings
Disclosure of theFund’s non-public portfolio holdings provides the recipient with information more current than the most recent publicly available portfolio holdings. Pursuant to the Fund’s policies and procedures, the disclosure of non- public portfolio holdings may be considered permissible and within the Fund’s legitimate business purposes with respect to: (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients. These policies and procedures must be followed when disclosing the Fund’s portfolio holdings to any party when such disclosure would provide information more current than the Fund’s most recent publicly available portfolio holdings. In addition, neither the Fund, the Adviser nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of the Fund’s non-public portfolio holdings.
Service Providers. A service provider or other third party that receives information about the Fund’s non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., Adviser, auditors, custodian, administrator, sub-administrator, transfer agent, counsel to the Fund or the independent trustees, pricing services, broker-dealer, financial printers or proxy voting services) may receive non-public portfolio holdings without limitation on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to, either by written agreement or by virtue of their duties to the Fund, a duty of confidentiality and a duty not to use the information for trading. In addition, information may be disclosed to the Fund’s pricing services, ICE Data Services and Bloomberg L.P., and the Fund’s financial printers, Toppan Merrill and RR Donnelley Financial Solutions.
Rating And Ranking Organizations. Any Fund officer may provide the Fund’s non-public portfolio holdings to a rating and ranking organization, without limitation on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading. The Fund currently has ongoing arrangements with Lipper and Morningstar by which their third parties receive portfolio holdings information routinely.
Other Recipients. Requests for information concerning portfolio holdings that cannot be answered via the disclosures: annual and semi-annual reports, and not already disclosed in the public domain as required through filings with the Securities and Exchange Commission, must first be submitted for consideration to the Fund’s Chief Compliance Officer. The recipient is required to sign a confidentiality agreement that provides that the non-public portfolio holdings: (1) will be kept confidential; (2) may not be used to trade; and (3) may not be disseminated or used for any purpose other than the purpose approved by the Fund’s Chief Compliance Officer. If the Fund’s Chief Compliance Officer concludes that disclosing the information serves a legitimate business purpose and is in the best interests of shareholders, such conclusions will be documented in writing. A written response containing the requested information will then be prepared and approved by the Fund’s Chief Compliance Officer. The Fund’s Chief Compliance Officer will report such disclosures to the Fund’s Board at the next scheduled board meeting.
Media. Non-public portfolio holdings may not be disclosed to members of the media.
Waivers Of Restrictions. The Fund’s policy may not be waived, or exceptions made, without the consent of the Fund’s Chief Compliance Officer. All waivers and exceptions will be disclosed to the Fund’s Board no later than its next regularly scheduled quarterly meeting.

Conflicts Of Interest. If the disclosure of non-public portfolio holdings presents a conflict of interest between the interests of the Fund’s shareholders and the interests of the Fund’s service providers or other third parties or affiliates thereof, then the conflict of interest will be presented to the Board for review prior to the dissemination of the portfolio holdings information.
Board Review. As part of the annual review of the compliance policies and procedures of the Fund, the Chief Compliance Officer will discuss the operation and effectiveness of this Policy and any changes to the Policy that have been made or recommended with the Board.
TRUSTEES AND OFFICERS
The Trust’s Board is responsible for establishing the Fund’s policies and for overseeing the management of the Fund. The Board also elects the Trust’s officers who conduct the daily business of the Fund. Information pertaining to the Trustees and executive officers of the Fund is set forth below.
Name, Position(s) Address (1) and Year of Birth	Term of Office and Length of Time Served (2)	Number of Funds in Fund Complex Overseen by Trustee (3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years (4)
INDEPENDENT TRUSTEES (5)
Louis P. Salvatore Trustee, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Born: 1946	Since 2011	8	Employee of Arthur Andersen LLP (2002 – Present); Principal of Trimblestone Investment Co. (2019 – Present).	Director/Trustee of several investment companies advised by PSG (2005 – Present); Director of Gramercy Property Trust (formerly, Chambers Street Properties) (2012 – 2018); Director of Turner Corp. (2003 – Present).
Edward A. Kuczmarski Trustee and Independent Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Born: 1949	Since 2011	8	Retired. Prior to that, Certified Public Accountant and Partner of Crowe Horwath LLP (1980 – 2013).	Director/Trustee of several investment companies advised by PSG (2011 – Present); Trustee of the Stralem Funds (2014 – 2016).
Stuart A. McFarland Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Born: 1947	Since 2013	8	Managing Partner of Federal City Capital Advisors (1997 – Present).	Director/Trustee of several investment companies advised by PSG (2006 – Present); Director of United Guaranty Corporation (2011 – 2016); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2000 – Present); Director of New America High Income Fund (2013 – Present); Director of New Senior Investment Group, Inc. (2014 – Present); Director of Steward Partners (2017 – Present).
Heather S. Goldman Trustee Member of the Audit Committee, Member of the Nominating and Compensation Committee Born: 1967	Since 2013	8	Co-Founder and CEO of Capstak, Inc. (2014 – 2018).	Director/Trustee of several investment companies advised by PSG (2013 – Present); Board Director of Gesher USA (2015 – Present); Trustee of Nevada Museum of Art (2016 –2018); Member of the Honorary Board of University Settlement House (2014 – Present); Chairman of Capstak, Inc. (2016 – 2018).

Name, Position(s) Address (1) and Year of Birth	Term of Office and Length of Time Served (2)	Number of Funds in Fund Complex Overseen by Trustee (3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years (4)
William H. Wright II Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Born: 1960	Since 2020	8	Retired. Prior to that, Managing Director, Morgan Stanley (1982 – 2010).	Director/Trustee of several investment companies advised by PSG (2020 – Present); Director of Alcentra Capital Corporation (1940 Act BDC) (2018-2019); Advisory Director of Virtus Global Dividend & Income Fund, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund and Duff & Phelps Select Energy MLP Fund (2016 – 2019);Director of The Zweig Fund, Inc. and The Zweig Total Return Fund (2013-2019); Director of the Carlyle Group, TCG BDC, Inc. and TCG BDC II, Inc. (February 2021-Present).

(1)
Address: Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York, 10281-1023, unless otherwise noted.

(2)
Each Trustee will hold office for an indefinite term until the earliest of  (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s By-Laws and Amended and Restated Agreement and Declaration of Trust. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3)
The Fund Complex is comprised of the Brookfield Investment Funds (six series of underlying portfolios), Brookfield Real Assets Income Fund Inc. and Center Coast Brookfield MLP & Energy Infrastructure Fund.

(4)
This column includes only directorships of companies required to report to the SEC under the 1934 Act, (i.e., public companies) or other investment companies registered under the 1940 Act.

(5)
Trustees who are not considered to be “interested persons” of the Trust, as defined in the 1940 Act, are considered to be “Independent Trustees.”

Name, Position(s) Address (1) and Year of Birth	Term of Office and Length of Time Served (2)	Number of Funds in Fund Complex Overseen by Trustee (3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years (4)
INTERESTED TRUSTEE/OFFICERS (5)
David W. Levi Trustee Born: 1971	Since April 2017	8	Chief Executive Officer of PSG (2019 – Present); President of the Adviser (2016 – 2019); Managing Director and Head of Distribution of the Adviser (2014 – 2016); Managing Partner of Brookfield Asset Management Inc. (2015 – Present).	Director/Trustee of several investment companies advised by PSG (2017 – Present).

Name, Position(s) Address (1) and Year of Birth	Term of Office and Length of Time Served (2)	Number of Funds in Fund Complex Overseen by Trustee (3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years (4)
Brian F. Hurley President Born: 1977	Since 2014	N/A	President of several investment companies advised by PSG (2014 – Present); Managing Director (2014 – Present); Assistant General Counsel (2010 – 2017) and General Counsel (2017 – Present) of the the Adviser; Managing Partner of Brookfield Asset Management Inc. (2016 – Present); Director of Brookfield Soundvest Capital Management (2015 – 2018).	N/A
Casey Tushaus Assistant Treasurer Born: 1982	Since 2016	N/A	Treasurer of several investment companies advised by PSG (February 2021 – Present); Assistant Treasurer of the Adviser (2016 – 2021); Vice President of the Adviser (2014 – Present).	N/A
Thomas D. Peeney Secretary Born: 1973	Since 2018	N/A	Secretary of several investment companies advised by PSG (2018 – Present); Director of the Adviser (2018 – Present); Vice President of the Adviser (2017 – 2018); Vice President and Assistant General Counsel of SunAmerica Asset Management, LLC (2013 – 2017).	N/A
Adam R. Sachs Chief Compliance Officer (“CCO”) Born: 1984	Since 2017	N/A	CCO of several investment companies advised by PSG (2017 – Present); Director of the Adviser (2017 – Present); CCO of Brookfield Investment Management (Canada) Inc. (2017 – Present); Senior Compliance Officer of Corporate Legal and Compliance at the Adviser (2011 – 2017).	N/A
Mohamed Rasul Assistant Treasurer Born: 1981	Since 2016	N/A	Assistant Treasurer of several investment companies advised by PSG (2016 – Present); Vice President of the Adviser (2019 – Present); Assistant Vice President of the Adviser (2014 – 2019).	N/A

(1)
Address: Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York, 10281-1023, unless otherwise noted.

(2)
Mr. Levi will hold office as Trustee for an indefinite term until the earliest of  (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of Mr. Levi and until the election and qualification of his successor, if any, elected at such meeting, or (ii) the date Mr. Levi resigns or retires, or is removed by the Board or shareholders, in accordance with the Trust’s By-Laws and Declaration of Trust. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3)
The Fund Complex is comprised of the Brookfield Investment Funds (six series of underlying portfolios), Brookfield Real Assets Income Fund Inc. and Center Coast Brookfield MLP & Energy Infrastructure Fund.

(4)
This column includes only directorships of companies required to report to the SEC under the 1934 Act, (i.e., public companies) or other investment companies registered under the 1940 Act.

(5)
Trustees who are not considered to be “interested persons” of the Trust, as defined in the 1940 Act, are considered to be “Independent Trustees.”

Additional Information Concerning Our Board of Trustees
The Role of the Board
The Board provides oversight of the management and operations of the Trust. As is the case with virtually all investment companies (as distinguished from operating companies), the day-to-day management and operation of the Trust is the responsibility of various service providers to the Trust, such as the Trust’s investment adviser and administrator, the sub-administrator, custodian and transfer agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers. The Board has elected senior employees of the Adviser as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has elected a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board meetings” which typically are held quarterly, in person, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between scheduled “Board meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.
Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established three standing committees, an Audit Committee, a Nominating and Compensation Committee, and a Qualified Legal Compliance Committee (the “QLCC”) (collectively, the “Committees”), which are discussed in greater detail below. Currently, five of the six members of the Board, including the Chairman of the Board, are Independent Trustees, which are Trustees that are not affiliated with the Adviser or its affiliates, and each of the Audit Committee, Nominating and Compensation Committee and QLCC are comprised entirely of Independent Trustees. Each of the Independent Trustees helps identify matters for consideration by the Board and the Chairman of the Board has an active role in the agenda setting process for Board meetings. The Audit Committee Chairman also has an active role in the agenda setting process for the Audit Committee meetings. The Trust has adopted Fund Governance Policies and Procedures to ensure that the Board is properly constituted in accordance with the 1940 Act and to set forth examples of certain of the significant matters for consideration by the Board and/or its Committees in order to facilitate the Board’s oversight function.
The Board has determined that its leadership structure is appropriate. In addition, the Board also has determined that the structure, function and composition of the Committees are appropriate means to provide effective oversight. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities to the Trust.
Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel of the Adviser. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the full Board receives and reviews reports from senior personnel of the Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, including, but not limited to, operational, compliance, investment, and business continuity risks, and how they are being managed. From time to time, the full Board meets with the Trust’s Chief Compliance Officer to discuss compliance risks relating to the Fund, the Adviser and the Trust’s other service providers. The Audit Committee supports the Board’s oversight of risk management in a variety of ways, including meeting regularly with the Trust’s Treasurer and with the Trust’s independent registered public accounting firm and, when appropriate, with other personnel employed by the Adviser to discuss, among other things, the internal control structure of the Trust’s financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee also meets regularly with the Trust’s Chief Compliance Officer to discuss compliance and operational risks and receives reports from the Adviser’s internal audit group as to these and other matters.
Information about Each Trustee’s Qualification, Experience, Attributes or Skills
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to serve as a Trustee of the Trust in light of the Trust’s business and structure. Certain of these business and professional experiences are set forth in detail in the table above. The Trustees have substantial board experience or other professional experience and have demonstrated a commitment to discharging their oversight responsibilities as Trustees. The Board, with the assistance of the Nominating and Compensation Committee, annually conducts a “self-assessment” wherein the performance of the Board and the effectiveness of the Board and the Committees are reviewed.
In addition to the information provided in the table above, below is certain additional information regarding each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to serve effectively as Trustees of the Trust.
Louis P. Salvatore. Mr. Salvatore has extensive business experience in financial services and financial reporting, including serving on the board of directors/trustees and as audit committee chairman for several other publicly traded and private companies. Mr. Salvatore previously spent over thirty years in public accounting. He holds a Masters Professional Director Certification from the American College of Corporate Directors, a public company director education organization. Mr. Salvatore serves as Chairman of the Audit Committee, and is a member of the Nominating and Compensation Committee.
Edward A. Kuczmarski. Mr. Kuczmarski has financial accounting experience as a Certified Public Accountant. He also currently serves on the board of directors/trustees for several other investment management companies. In serving on these boards, Mr. Kuczmarski has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Kuczmarski serves as Chairman of the Board of Trustees, Chairman of the Nominating and Compensation Committee, and is a member of the Audit Committee.
Heather S. Goldman. Ms. Goldman has extensive experience in executive leadership, business development and marketing of investment vehicles similar to those managed by the Adviser. Ms. Goldman is a financial services and tech executive, who over a twenty-plus year career has worked in a senior capacity across a diverse array of firms in the private equity, investment management and commercial banking industries. She previously served as head of global marketing for the Adviser, and as such has extensive knowledge of the Adviser, its operations and personnel. She also has experience working in other roles for the parent company of the Adviser. Prior to working with the Adviser, and for nearly five years, she acted as CEO and Chairman, co-founding and managing Capital Thinking, a financial services risk-management technology company in New York. She is a fintech angel investor. Ms. Goldman is a member of the Audit Committee and the Nominating and Compensation Committee.
Stuart A. McFarland.  Mr. McFarland has extensive experience in executive leadership, business development and operations, corporate restructuring and corporate finance. He previously served in senior executive management roles in the private sector, including serving as Executive Vice President and General Manager of GE Capital Mortgage Services, Corp. Mr. McFarland currently serves on the board of directors/trustees for various other investment management companies and non-profit entities, and is the Managing Partner of Federal City Capital Advisors. Mr. McFarland is a member of the Audit Committee and the Nominating and Compensation Committee.
William H. Wright II. Mr.Wright has extensive experience in executive leadership, investment banking and corporate finance. He previously served as a Managing Director of Morgan Stanley until his retirement in 2010, having joined the firm in 1982. During his career in investment banking at Morgan Stanley, Mr. Wright headed the corporate finance execution group where he was responsible for leading and coordinating teams in the execution of complex equity offerings for multinational corporations. Following his career in investment banking, Mr. Wright served on the board of directors/trustees for various other investment management companies and non-profit entities. Mr. Wright is a member of the Audit Committee and the Nominating and Compensation Committee.
David W. Levi. Mr. Levi is Chief Executive Officer of the Adviser and a Managing Partner of Brookfield Asset Management. He has over 26 years of industry experience in asset management. Mr. Levi’s background includes extensive strategy-related, client-facing and business development experience globally within both the institutional and high net worth markets. Prior to joining the firm in 2014, Mr. Levi was Managing Director and Head of Global Business Development at Nuveen Investments, after holding similar positions at AllianceBernstein Investments and Legg Mason and senior strategy roles within J.P. Morgan Asset Management. Mr. Levi is a Fellow of the 2019 class of the Aspen Finance Leaders Fellowhip, is a member of the Aspen Global Leadership Network, and holds the Chartered Financial Analyst® designation. He earned a Master of Business Administration degree from Columbia University and a Bachelor of Arts degree from Hamilton College. His position of responsibility at the Adviser, in addition to his knowledge of the firm and experience in financial services, has been determined to be valuable to the Board in its oversight of the Fund.

Board Committees
The Trust has established the following three standing committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks the Trust faces: the Audit Committee, the QLCC, and the Nominating and Compensation Committee. There is no assurance, however, that the Board’s committee structure will prevent or mitigate risks in actual practice.
The Trust’s committee structure is specifically not intended or designed to prevent or mitigate the Fund’s investment risks. The Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.
The Audit Committee is comprised of Messrs. Salvatore, Kuczmarski, McFarland and Wright and Ms. Goldman. It does not include any interested Trustees. The Audit Committee meets regularly with respect to the various series of the Trust. The function of the Audit Committee, with respect to the Fund, is to review the scope and results of the audit and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting. The Fund did not commence operations as of the fiscal year ended December 31, 2020, and therefore, the Audit Committee did not meet in relation to the Fund during this period.
The Audit Committee also serves as the QLCC for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer’s attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). The Fund did not commence operations as of the fiscal year ended December 31, 2020, and therefore, the QLCC did not meet in relation to the Fund during this period.
The Nominating and Compensation Committee is comprised of Messrs. Salvatore, Kuczmarski, McFarland and Wright and Ms. Goldman. The Nominating and Compensation Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees, as is considered necessary from time to time and meets only as necessary. The Declaration of Trust (as defined below) does not permit shareholders to nominate persons for election as Trustees. The Fund did not commence operations as of the fiscal year ended December 31, 2020, and therefore, the Nominating and Compensation Committee did not meet in relation to the Fund during this period.
Trustee Ownership of Fund Shares and Other Interests
No Trustee owned shares of the Fund as of the calendar year ended December 31, 2020, which is prior to the inception of the Fund. Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Trustee and the aggregate dollar range of equity securities in the Fund Complex ( as definded below) beneficially owned by each Trustee as of December 31, 2020.
Name of Trustee	Aggregate Range of Equity Securities Held in the Fund (1)	Aggregate Dollar Range of Equity Securities Held in Fund Complex (2)
INTERESTED TRUSTEE:
David Levi	A	A
INDEPENDENT TRUSTEES:
Louis P. Salvatore	A	E
Edward A. Kuczmarski	A	E
Stuart A. McFarland	A	E
Heather S. Goldman	A	E
William H. Wright II	A	A

(1)
Key to Dollar Ranges. A. None B. $1 – $10,000 C. $10,001 – $50,000 D. $50,001 – $100,000 E. Over $100,000

(2)
The aggregate dollar range of equity securities owned by each Trustee of all funds overseen by each Trustee in the family of investment companies (the “Fund Complex”) as of December 31, 2020. The Fund Complex is currently comprised of the Brookfield Investment Funds (six series of underlying portfolios), Brookfield Real Assets Income Fund Inc. and Center Coast Brookfield MLP & Energy Infrastructure Fund.

As of December 31, 2020, none of the Independent Trustees nor members of their immediate families own securities beneficially or of record in the Adviser, the Distributor, as defined below, or any affiliate of the Adviser or the Distributor. Accordingly, neither the Independent Trustees nor members of their immediate families, have direct or indirect interests, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their respective affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.
Trustee and Officer Compensation
No remuneration is paid by the Fund to persons who are directors, officers or employees of the Adviser or any affiliate thereof for their services as Trustees or officers of such Fund. Set forth below is the compensation received by the Independent Trustees from the Fund Complex as of December 31, 2020. The Independent Chairman of the Trust and the Chairman of the Audit Committee each receive an additional payment of  $30,000 per year. The Independent Trustees also receive reimbursement from the Trust for expenses incurred in connection with attendance at regular meetings. The Trust does not have a pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.
COMPENSATION TABLE
Name of Person and Position	Aggregate Compensation from the Fund (1)	Total Compensation from the Fund and Fund Complex (1)
Interested Trustee
David Levi (2)	N/A	N/A(8)
Independent Trustees
Edward A. Kuczmarski	$0	$210,000(8)
Louis P. Salvatore	$0	$210,000(8)
Stuart A. McFarland	$0	$180,000(8)
Heather Goldman	$0	$180,000(8)
William H. Wright	$0	$60,000(8)

(1)
Represents the total compensation paid to such persons for the calendar year ended December 31, 2020. The parenthetical number represents the number of investment companies (including the Fund) or portfolios thereof from which such person receives compensation and which are considered part of the Fund Complex.

(2)
As an Interested Trustee, Mr. Levi did not receive any compensation from the Funds during the most recent fiscal year.

CODE OF ETHICS
The Trust, its Adviser and Distributor have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their restrictive provisions, to invest in securities, including securities that may be purchased or held by the Trust.
PROXY VOTING POLICIES
Clients often grant Oaktree the authority to vote proxies on their behalf. Proxy statements increasingly contain controversial issues involving shareholder rights and corporate governance, among others, which deserve careful review and consideration. Oaktree has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of investors and clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Advisers Act. Our authority to vote the proxies of our clients is established by the investment management agreements or similar documents.
Oaktree maintains written proxy voting guidelines, which are amended as necessary. The proxy voting guidelines address a broad range of issues, including the selection of directors, executive compensation, proxy contests and tender offer defenses. We generally vote in the manner as noted within the guidelines, unless a different vote is deemed prudent under the specific circumstances, taking into consideration the contractual obligations under any investment management agreement, or other comparable document, and all other relevant facts and circumstances at the time of the vote. It is our policy to perform a detailed review of each proxy statement when considering the voting recommendations of the guidelines.
DELEGATION OF VOTING RESPONSIBILITY AND ACCOUNT SET UP

It is the responsibility of the Legal personnel who prepares or reviews an investment management agreement, or other comparable document, to ensure that such agreement, prior to, or at the time of execution, assigns responsibility of voting proxies, whether it be retained by the client or delegated to Oaktree.
There may be certain instances in which Oaktree’s authority to vote proxies may be limited and as such the proxy voting guidelines may not be followed or a vote may not be placed. Such occasions may include, but are not limited to, when (i) the client has mandated that Oaktree vote in accordance with their proxy voting guidelines; or (ii) the client has chosen to participate in a securities lending program which may result in voting authority being lost if a particular security is out on loan on the record date. In the case where a Separate Account client has requested that Oaktree vote proxies in accordance with their guidelines, the Legal personnel reviewing the investment management agreement shall ensure that such guidelines are received from the client prior to funding of the account.
Additionally, Oaktree may in its discretion, under certain limited facts and circumstances, abstain from voting proxies on behalf of its clients. Such facts and circumstances are documented and maintained as evidence for abstaining from the proxy vote.
Upon receipt of an investment management agreement, or other comparable document, the Compliance department sends the appropriate proxy voting provisions to the Corporate Actions department. The Corporate Actions department is responsible for preparing the Proxy Account Guidelines Matrix which details the voting responsibility for each Separate Account/Oaktree- Managed Fund and any other relevant details. The Corporate Actions department ensures that, for those Separate Accounts/Oaktree-Managed Funds for which Oaktree has been delegated voting authority, contact is made with the appropriate custodian bank and/or benefit plan trustee in order to receive proxy statements.
Note that Oaktree is not always delegated voting authority with respect to the registered investment companies with which it maintains a subadvisory relationship. This is stipulated in a provision regarding proxy voting in the investment management agreements between Oaktree and the investment adviser for each such registered investment company.
VOTING PROCEDURES
Determination of Vote
Proxies are generally considered by the investment professional responsible for monitoring the security being voted. The Corporate Actions personnel responsible for proxies (with the exception of the Emerging Markets and Japan Opportunities investment strategies, which handle the proxies relating to their investments) deliver to such investment professional the proxy statement, the proxy voting guidelines and the Proxy Voting Form. The Proxy Voting Form serve as Oaktree’s record of the following information:
(1)
whether the investment was held as a passiveinvestment or considered a significant holding;

(2)
whether any material conflict of interestexisted in connectionwith the vote (see further discussion below for description of the procedures to be followed in the instance of such occurrence);

(3)
documentation of the vote for each proposal, including any additional documentcreated or utilized, if any, that was material to arriving at such a determination; and

(4)
documentation of the basisand rationale of the vote when the proxy voting guidelines were not followed, including the reasons why such guidelines were not used.

Once the investment professional has completed his or her analysis, documented the vote, the basis for such vote and signed the form, it should be forwarded to designated Compliance personnel for review. Such personnel ensures that all required documentation has been included, the vote is in accordance with the proxy voting guidelines, or if not, documentation supporting such exception has been created. The information is then taken to a Legal or Compliance Officer for a final review, which is evidenced in the proxy documentation.
Corporate Actions personnel (with the exception of the Emerging Markets and Japan Opportunities investment strategies, which handle the proxies relating to their investment strategies) then takes the recommended vote from the Proxy Voting Form and submit/transmit such vote(s) online unless the securities are held in physical form. If they are held in physical form, the custodian banks will provide the physical proxy ballots to Oaktree for approval and election. Oaktree will then forward the completed proxy ballots to the agent by mail in a timely manner. Copies of all such documents must be maintained to evidence submission of each proxy vote (see discussion under record-keeping below for additional guidance).
The Emerging Markets and Japan Opportunities investment strategies follow a similar process in which proxies are processed by the relevant Operations personnel supporting these strategies and forwarded to the investment professional within each respective investment strategy for consideration. Once the investment professional has completed his or her analysis, documented the vote, the rationale for such vote, and completed the Proxy Voting Form and received approval as necessary, the documentation is forwarded to designated Compliance personnel for review and approval. Once approval is received, the relevant Operations personnel then takes the recommended vote from the approved Proxy Voting Form and submit/transmit such vote(s) online.
Oaktree endeavors, on a best efforts basis, to vote all proxies for which it has proxy voting authority in accordance with the applicable deadlines. Nevertheless, from time to time, proxies may not be voted or are not voted in a timely manner due to various factors, for example receiving proxy notices late or after the cut-off time for voting, not receiving sufficient information regarding proxy matters or certain custodian policies and restrictions.
Conflicts of Interest
Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example if Oaktree has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy, a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any person with knowledge of a personal conflict of interest (e.g. familial relationship with company management) regarding a particular proxy vote must notify Legal or Compliance personnel.
The Legal and Compliance department review such circumstances to determine if a material conflict exists and address any such conflict by: (i) identifying the potential material conflict of interest on the proxy voting form; and (ii) implementing appropriate procedures to address such material conflict of interest. Such procedures may include: (i) having the investment professional remove him or herself from the voting process to be replaced with another research analyst not directly involved; (ii) disclose the conflict to the client and obtain their consent prior to voting; or (iii) a determination that the conflict is not material as neither Oaktree nor an Oaktree-Managed Fund or Separate Account owns more than 5% of the outstanding class of securities subject to the vote.
TRACKING PROCEDURES
The Corporate Actions or Trade Support/Operations personnel in each investment strategy in charge of proxies have been delegated the responsibility of communicating with each Separate Accounts’/Oaktree-Managed Funds’ custodian bank, prime broker and/or benefit plan trustee to ensure that all proxies are received and for the correct amount of holdings. In addition, such personnel are responsible for ensuring that proxies are responded to in a timely manner and for transmitting appropriate voting instructions to the correct party. Information is documented on a Proxy Tracking Form as follows:
(1)
Matching proxies receivedwith stock holdingson the record date as indicated on the proxy card to internal holding reports;

(2)
Documenting reasons as to why proxies were not received for any stock holdings; and

(3)
Recording the dates onwhich votes were submitted for each Separate Account/Oaktree-Managed Fund.

In addition to the above, Compliance personnel confirms whether the shares subject to the proxy are held by more than one investment strategy. If the position is cross held, Compliance personnel may instruct coordination of the vote between the various investment strategies where the combined position is material (more than 5% of the outstanding class of securities subject to the vote). The ultimate decision to coordinate voting requires an evaluation of the relevant facts and circumstances with the relevant portfolio managers and Legal personnel.
DISCLOSURE TO CLIENTS
Oaktree clients that request additional information regarding our proxy voting policies and procedures, or details on how we have voted specific proxies, can forward their written requests to the attention of the Chief Compliance Officer at Oaktree Capital Management, L.P., 333 South Grand Avenue, Los Angeles, California, 90071, or via facsimile at (213) 830-6296. Disclosure of this option to clients is made through our Form ADV Part 2A. It is Oaktree’s policy not to release proxy voting information to third parties.
In the event a request is received, the Compliance department will forward such requests from clients to the appropriate Corporate Actions personnel or Trade Support/Operations personnel in charge of proxies to facilitate and maintain the requested information.
RECORDKEEPING
Documentation that Oaktree has voted all proxies for Separate Accounts/Oaktree-Managed Funds for which it has proxy voting authority is maintained by the Corporate Actions or Trade Support/Operations personnel responsible for proxies. Such documentation includes for each proxy voted:
(1)
The proxy statement;

(2)
Proxy Voting Form indicating voting response, the basis and rationale for such vote, and any documentation or materials used in  determining the vote;

(3)
Proxy Tracking Form indicating Separate Accounts/Oaktree-Managed Funds’ names, shares owned on record date, date voted, method of voting; and if Oaktree did not vote for a particular Separate Account/Oaktree-Managed Fund the reasons behind such action; and

(4)
List of client requestsfor proxy voting information.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
A principal shareholder is any person who owns of record or beneficially 5% or more of any class of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.
Since the Fund was not operational prior to the date of this SAI, there were no principal shareholders or control persons and the Trustees and officers of the Trust as a group did not own more than 1% of the Fund’s outstanding shares.
INVESTMENT ADVISORY AND OTHER SERVICES
Oaktree Fund Advisors, LLC (the “Advisor,” or “Oaktree”), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment advisor to the Fund. Located at 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071, Oaktree is a leading global alternative investment management firm with expertise in credit strategies. The firm was formed in 1995 by a group of individuals who had been investing together since the mid-1980s in high yield bonds, convertible securities, distressed debt, real estate, control investments and listed equities. The firm has over 1000 employees and offices in 19 cities worldwide. The firm’s competitive advantages include its experienced team of investment professionals, a global platform and a unifying investment philosophy. This investment philosophy — the six tenets of which are risk control, consistency, market inefficiency, specialization, bottom-up analysis and disavowal of market timing — is complemented by a set of core business principles that articulate Oaktree’s commitment to excellence in investing; commonality of interests with clients; a collaborative and cooperative culture; and a disciplined, opportunistic approach to the expansion of offerings. As a result of consistent application of its philosophy and principles, Oaktree has earned a large and distinguished clientele. Among Oaktree’s global clients are 69 of the 100 largest U.S. pension plans, more than 400 corporations around the world, 39 of the 50 primary state retirement plans in the United States, over 320 endowments and foundations globally, and over 15 sovereign wealth funds. Oaktree’s expertise in investing across the capital structure has allowed us to cultivate a diversified mix of global investment strategies in four categories: credit, private equity, real assets and listed equities. Importantly, the expansion of Oaktree’s strategies has been achieved primarily through “step-outs” into highly related fields, based on identifying markets that (a) the firm believes have the potential for attractive returns, and (b) can be exploited in a manner consistent with the firm’s philosophy focused on risk control. In 2019, Brookfield Asset Management Inc. (TSX/NYSE: BAM; EURONEXT: BAMA) (“Brookfield”), a publicly held global asset manager focused on property, power and other infrastructure assets with approximately $600 billion of assets under management as of December 31, 2020, acquired a majority interest in Oaktree. Together, Brookfield and Oaktree provide investors with one of the most comprehensive offerings of alternative investment products available today. While partnering to leverage one another’s strengths, Oaktree operates as an independent business within the Brookfield family, with its own product offerings and investment, marketing, and support teams. As of December 31, 2020, Oaktree had approximately $148 billion under management.
The Adviser currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Adviser furnishes a continuous investment program for the Fund’s portfolios, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.
After an initial two-year term, the Advisory Agreement will continue in effect for successive annual periods so long as such continuation is specifically approved at least annually by (i) the vote of the Board or a (ii) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Trustees who are not “interested persons” (as defined pursuant to the 1940 Act) of the Fund, the Adviser, as applicable by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable at any time, without payment of any penalty, by vote of the Trust’s Board of Trustees, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, or by the Adviser, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other party. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

As compensation for its advisory services and the related expenses the Adviser bears, the Adviser is contractually entitled to an advisory fee (an “Advisory Fee”), computed daily and payable monthly, at an annual rate set forth in the table below.
Annual Advisory Fee-Contractual Rate (as a percentage of average daily net assets)
Emerging Markets Fund	90%
The Advisory Agreement was initially approved by the Trustees, including a majority of the Independent Trustees who are not parties to such Agreement, on April 30, 2021. At that meeting, the Board reviewed the written and oral presentations provided by the Adviser in connection with the Trustees’ consideration of the Advisory Agreement. A discussion regarding the basis of the Board’s approval of the Advisory Agreement will be available in the Fund’s initial report to shareholders after the Fund’s inception.
Administration Agreement
Pursuant to an administration agreement with the Fund (the “Administration Agreement”), Brookfield Public Securities Group LLC (“PSG”) performs various administrative services to the Fund, including, among other responsibilities, the preparation and coordination of reports and other materials to be supplied to the Board; prepare and/or supervise the preparation and filing with the applicable regulatory authority of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports and filings required of the Fund; supervise and monitor the preparation of all required filings necessary to maintain the Fund’s qualification and/or registration to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials required to be sent to shareholders; coordinate the preparation and payment of Fund-related expenses; monitor and oversee the activities of the Fund’s other service providers; review and adjust as necessary the Fund’s daily expense accruals; monitor daily, monthly and periodic compliance with respect to the federal and state securities laws; send periodic information (i.e., performance figures) to service organizations that track investment company information; and perform such additional services as may be agreed upon by and among the Fund, PSG and the Adviser.
For its services under the Administration Agreement, the Administrator does not receive any compensation. The Administrator may receive compensation for its administrative services to the Fund from the Advisor out of its Advisory Fee.
Expense Limitation Agreement
Though the Fund is responsible for its own operating expenses, the Adviser has contractually agreed to waive a portion or all of its fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) to the limit set forth in the Annual Fund Operating Expenses table of the Prospectus. Any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund may only make repayments to the Adviser if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (1) the expense cap in place at the time such amounts were waived; and (2) the Fund’s current expense cap. Such recoupment may not be paid prior to the Fund’s payment of current ordinary operating expenses.
SERVICE PROVIDERS
Sub-Administrator, Transfer Agent and Fund Accountant
Pursuant to a sub-administration agreement (the “Sub-Administration Agreement”), U.S. Bancorp Fund Services, LLC (“USBFS” or the “Sub-Administrator”), 1201 South Alma School Road, Suite 3000 Mesa, Arizona 85210, acts as the Sub-Administrator to the Fund. USBFS provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to a fund accounting and servicing agreement (the “Fund Accounting Servicing Agreement”), USBFS, 615 Michigan Street, Milwaukee, Wisconsin 53202, acts as the fund accountant (the “Fund Accountant”) for the Fund. USBFS provides certain accounting services to the Fund including, among other responsibilities, portfolio accounting services; expense accrual and payment services; fund valuation and financial reporting services; tax accounting services; and compliance control services.
Pursuant to the Sub-Administration Agreement and the Fund Accounting Servicing Agreement, as compensation for its services, USBFS receives an annual fee based upon the average net assets in the Fund Complex of: 0.04% on the first $2 billion, 0.035% on the next $2 billion, 0.03% on the next $2.5 billion and 0.02% on the remaining assets, with a minimum annual fee for the Fund Complex of  $534,000. USBFS also is entitled to certain out-of-pocket expenses. The Fund will pay its allocable portion of all such fees directly to USBFS pursuant to an amended and restated sub-administration agreement, entered into by and among Brookfield Public Securities Group LLC, USBFS and the Trust. USBFS also acts as transfer agent (the “Transfer Agent”) and dividend disbursing agent under a separate agreement.
Custodian
Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association, located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), the Custodian serves as the custodian of the Fund’s assets, holds the Fund’s portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.
The Custodian and Sub-Administrator do not participate in decisions relating to the purchase and sale of securities by the Fund. The Sub-Administrator, Fund Accountant, Transfer Agent, Custodian and the Fund’s Distributor (as defined below) are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest.
Independent Registered Public Accounting Firm
Deloitte & Touche LLP, 111 S. Wacker Drive, Chicago, Illinois 60606, 111 South Wacker Drive, Chicago, Illinois 60606, serves as the independent registered public accounting firm to the Trust.
Legal Counsel
Paul Hastings LLP, 200 Park Avenue, New York, New York 10166, serves as legal counsel to the Trust.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. The Fund does not intend to use any affiliated broker-dealers.
Oaktree’s objective in selecting brokers and dealers and in effecting portfolio transactions is to seek to obtain the best combination of price and execution on transactions effected for accounts. The best net price, giving effect to brokerage commissions, spreads and other costs, is normally an important factor in this decision, but a number of other judgmental factors will be considered as they are deemed relevant.
These factors include, but are not limited to, Oaktree’s knowledge of negotiated commission rates and spreads currently available; the nature of the security or instrument being traded; the size and type of the transaction; the nature and character of the markets for the security or instrument to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security or instrument; confidentiality; the execution, clearance, and settlement capabilities as well as the reputation and perceived soundness of the broker or dealer selected and other brokers or dealers considered; Oaktree’s knowledge of actual or apparent operational problems of any broker or dealer; the broker’s or dealer’s execution services rendered on a continuing basis and in other transactions; the reasonableness of spreads or commissions; and the research services and products furnished by the broker or dealer, if any.
In seeking to obtain best execution, Oaktree generally will not seek in advance competitive bidding for the most favorable commission rate or spread applicable to any particular portfolio transaction or to select any broker or dealer on the basis of its purported or “posted” commission rate. Oaktree will endeavor to be aware of the current level of the charges of eligible brokers or dealers and to minimize the expense incurred for effecting portfolio transactions to the extent consistent with the interests and policies of its accounts. Although Oaktree generally seeks competitive commission rates and dealer spreads, it will not necessarily pay the lowest commission or commission equivalent. Transactions may involve specialized services on the part of the broker or dealer involved and would thereby entail higher commissions or their equivalents than would be the case with other transactions requiring more routine services.
Oaktree does not direct any account transactions to a particular broker-dealer in return for softdollar benefits. However, in the event that Oaktree would elect to do so, the procedures described below are followed. Consistent with obtaining best execution, brokerage commissions (including dealer spreads paid on certain principal transactions in accordance with SEC interpretations) on the portfolio transactions of the Fund may be directed by Oaktree to a broker or dealer in recognition of research services furnished by the broker or dealer or a designated third party (also referred to as “soft dollar benefits”), as well as for services rendered in the execution of orders by such broker or dealer. In considering such research, Oaktree first determines that the product or service will provide lawful and appropriate assistance in the performance of its investment decision-making responsibilities. A determination is then made that the amount of commissions paid is reasonable in light of the value of the brokerage and research services provided. Moreover, Oaktree may benefit from these services as it may not have to pay for such research services and products out of its own resources. In Europe, however, because of certain regulatory requirements some of Oaktree’s affiliates pay for research that they receive from third parties such as broker-dealers or investment banks. The receipt of investment research and information and related services permits Oaktree to supplement its own research and analysis and makes available to Oaktree the views and information of individuals and research staffs of other firms. The views and information may include written materials on certain companies, industries, areas of the economy or market factors and other areas that might affect the economy or securities prices. Research services may also include statistical information; accounting and tax law interpretations that relate to an investment; political developments that may affect investments and the markets in which Oaktree invests; legal developments affecting portfolio securities; technical market actions; pricing and appraisal services; credit, risk measurement and performance analysis; analysis of corporate responsibility issues; portfolio strategy; and analytic computer software. They may also include advice from brokers or dealers as to the value of securities, availability of securities, availability of buyers, and availability of sellers. In addition, they may include recommendations as to the purchase and sale of individual securities and timing of transactions.
These research services may be received through online information services provided by the broker or dealer or a designated third party. Due to the receipt of various research materials through online services, products may include software used in connection with gaining access to the information and may be considered a mixed-use item, having both research and non-research functions. When products or services, including online services, are used for both research and other purposes, Oaktree will make a good faith allocation of the cost of the product or service between the research and non-research functions. The non-research portion will be paid in cash by Oaktree, while the portion attributable to research will be paid through brokerage commissions. Brokers or dealers selected by Oaktree may be paid commissions for effecting transactions for the Fund in excess of the amounts other brokers or dealers would have charged for effecting these transactions if Oaktree determines in good faith that such amounts are reasonable in relation to the value of the brokerage or research services provided by such brokers or dealers, viewed either in terms of a particular transaction or Oaktree’s overall duty to its discretionary accounts.
The Fund did not commence operations as of the fiscal year ended December 31, 2020, and therefore did not pay any brokerage commissions during this period.
PORTFOLIO TURNOVER
Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (i) the lesser of purchases or sales of portfolio securities for the fiscal year by (ii) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs, could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income tax rates (currently as high as 35%) and could increase brokerage commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund and may result in a greater number of taxable transactions.

PORTFOLIO MANAGERS
The information below provides summary information regarding the individuals identified in the Prospectus as primarily responsible for day-to-day management of the Fund (“Portfolio Managers”). All asset information is as of December 31, 2020.
Frank J. Carroll — Managing Director and Portfolio Manager. Mr. Carroll joined Oaktree in 1999 and is a Managing Director and Portfolio Manager within the Emerging Markets Team. Previously, he served as the Head of Distressed Debt for Columbus Advisors LLC and prior to that, he served as the Head Trader for Latin American Fixed Income at Banco Santander and Bankers Trust. In addition, Mr. Carroll was previously an Emerging Markets Trader for Salomon Brothers Inc. Mr. Carroll began his investment career in 1989.
Janet L. Wang — Managing Director and Assistant Portfolio Manager. Ms. Wang joined Oaktree in 2002 and is a Managing Director and Assistant Portfolio Manager. Previously, she worked for ABN Amro Asia as a research assistant, covering the building materials and airline sectors. Prior to that she worked for Evergreen Funds in the Institutional Services department where she served as an institutional services representative. Ms. Wang began her investment career in 2001.
The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in each of the following categories, as of December 31, 2020: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.
The following table provides information relating to other accounts managed by Mr. Carroll:
	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	5	2	5
Number of Accounts Managed with Performance-Based Fees	1	0	0
Assets Managed (assets in millions)	$665	$2,661	$1,283
Assets Managed with Performance-Based Fees (assets in millions)	$197	$0	$0
The following table provides information relating to other accounts managed by Ms. Wang:
	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	5	2	5
Number of Accounts Managed with Performance-Based Fees	1	0	0
Assets Managed (assets in millions)	$665	$2,661	$1,283
Assets Managed with Performance-Based Fees (assets in millions)	$197	$0	$0
Potential Conflicts of Interest
In the course of providing investment management services, Oaktree and all principals, partners, officers, employees of Oaktree, as well as certain consultants and other external service providers, and its affiliates (collectively, “Oaktree Representatives”), likely will come into possession of material, nonpublic information which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Under applicable law, Oaktree and Oaktree Representatives may be prohibited from improperly disclosing or using such information for their personal benefit or for the benefit of any other person, including the Fund. In addition, certain accounts have acquired, and may in the future acquire, interests in companies that provide services to one or more other accounts. The payment of fees by accounts to a service provider owned in whole or in part by other accounts may give rise to potential conflicts of interest to the extent Oaktree directed or initiated such transaction. If Oaktree believes such instances may give rise to a conflict of interest, Oaktree will address such conflicts based on the facts and circumstances presented by each situation and attempt to employ measures to ensure that the accounts using the company’s services are charged arm’s-length prices for the services they receive. Such measures may include, where appropriate, having the company’s management control the negotiation of fees with the accounts to which services are provided and/or obtaining a “most favored nations” clause so that the accounts will automatically receive the benefit of the most favorable fees charged by the service provider to similarly situated clients. Oaktree and its employees may also receive certain benefits, such as discounts on products or services from companies in which an Oaktree account holds a significant ownership interest.

Conflicts Relating to Brookfield Asset Management.  Since Brookfield’s acquisition of a majority economic interest in Oaktree business in September 2019, Brookfield and Oaktree have continued to operate their respective investment businesses largely independently, with each remaining under its own brand and led by its own management and investment teams. Brookfield and Oaktree manage their investment team independently of each other pursuant to an information barrier.
Oaktree accounts and their portfolio companies sometimes engage in activities and have business relationships that give rise to conflicts (and potential conflicts) of interest between them, on the one hand, and, Brookfield and Brookfield’s clients (together, “Brookfield Accounts”) and their portfolio companies on the other hand. For so long as Brookfield and Oaktree manage their investment teams independently of each other pursuant to an information barrier, Oaktree, Oaktree accounts and their respective portfolio companies generally will not be treated as affiliates of Brookfield, Brookfield Accounts and their portfolio companies, and conflicts (and potential conflicts) considerations, including in connection with allocation of investment opportunities, investment and trading activities, and agreements, transactions and other arrangements entered into with Oaktree, Oaktree accounts and their portfolio companies, generally will be managed in accordance with disclosures set out in the governing documents and independently.
There is (and in the future will continue to be) overlap in investment strategies and investments pursued by Oaktree and Brookfield. Nevertheless, Oaktree generally does not coordinate or consult with Brookfield with respect to investment decisions of Oaktree accounts. While this absence of coordination and consultation, and the information barrier described above, in some respects serves to mitigate conflicts of interests between Oaktree and Brookfield, these same factors also give rise to certain conflicts and risks in connection with Brookfield’s and Oaktree’s investment activities, and make it more difficult to mitigate, ameliorate or avoid such situations. For example, because neither Brookfield nor Oaktree generally coordinate or consult with the other about investment activities and/or decisions made by the other, and neither Brookfield nor Oaktree is subject to any internal approvals over its respective investment activities and decisions by any person who would have knowledge and/or decision-making control of the investment decisions of the other, Brookfield will pursue investment opportunities for Brookfield Accounts which would also be suitable for Oaktree accounts, but which are not made available to such Oaktree accounts. Brookfield Accounts and Oaktree accounts compete, from time to time, for the same investment opportunities. Such competition could, under certain circumstances, adversely impact the purchase price of investments. Brookfield has no obligation to, and generally will not, share investment opportunities that would also be suitable for the Oaktree accounts, and Oaktree and Oaktree accounts have no rights with respect to any such opportunities.
In addition, Brookfield is not restricted from forming or establishing new Brookfield Accounts, such as additional funds or successor funds, which directly compete with Oaktree accounts for investment opportunities. Brookfield Accounts also are not restricted from pursuing investment opportunities based in whole or in part on information, support and knowledge provided directly or indirectly by Oaktree. For example, Oaktree may provide Brookfield, from time to time, with access to marketing-related support, including, for example, introductions to investor relationships and other marketing facilitation activities. Such Brookfield Accounts could compete with or otherwise conduct their affairs without regard to any adverse impact on Oaktree accounts. In addition, Brookfield Accounts are permitted to make investments suitable for Oaktree accounts without the consent of the Oaktree accounts or Oaktree. From time to time, Brookfield Accounts and Oaktree accounts may purchase or sell an investment from or to each other, as well as jointly pursue investments.
In addition, from time to time, Brookfield Accounts hold interests in investments held by Oaktree accounts (or potential Oaktree account investments) and/or subsequently purchase (or sell) an interest in an investment held by Oaktree accounts (or potential Oaktree account investments). In such situations, Brookfield Accounts could benefit from Oaktree accounts’ activities. Conversely, Oaktree accounts could be adversely impacted by Brookfield’s activities. In addition, as a result of different investment objectives, views and/or interests in investments, Brookfield may manage certain Brookfield Accounts’ investments in particular issuers in a way that is different from Oaktree accounts’ investments in the same issuers (including, for example, by investing in different portions of the issuer’s capital structure, short selling securities, voting securities or exercising rights it holds in a different manner and/or buying or selling its interests at different times than the Oaktree accounts), which could adversely impact Oaktree accounts’ interests. Brookfield and its affiliates may take positions, give advice and provide recommendations that are different from, and potentially contrary to, those which are taken by, given or provided to Oaktree accounts, and are expected to hold interests that potentially are adverse to those held by Oaktree accounts. Brookfield has no obligation or duty to make available for the benefit of Oaktree accounts any information regarding its activities, strategies and/or views.
Brookfield and Oaktree are likely to be deemed to be affiliates of each other for purposes of certain laws and regulations, notwithstanding their operational independence and the existence of an information barrier between them, and from time to time Brookfield Accounts and Oaktree accounts will have positions (which in some cases will be significant) in the same issuers. In those cases Brookfield and Oaktree will frequently need to aggregate their investment holdings, including holdings of Brookfield Accounts and Oaktree accounts, for certain securities law purposes (including trading restrictions under Rule 144 under the Securities Act, reporting obligations under Section 13 of the Exchange Act and reporting and short-swing profit disgorgement obligations under Section 16 of the Exchange Act) and other regulatory purposes (including for example, (i) public utility companies and public utility holding companies; (ii) bank holding companies; (iii) owners of broadcast licenses, airlines, railroads, water carriers and trucking concerns; (iv) casinos and gaming businesses; and (v) public service companies (such as those providing gas, electric or telephone services)). Consequently, Brookfield’s activities could result in earlier public disclosure of investments held by Oaktree accounts and/or restrictions on transactions by such Oaktree accounts (including the ability to make or dispose of investments at times that Oaktree may otherwise have recommended), adverse effects on the prices of such Oaktree accounts’ investments, potential short-swing profit disgorgement, penalties and/or regulatory remedies, or otherwise create conflicts of interests for such Oaktree accounts. In managing its investment activities, Brookfield will act for its own account or on behalf of Brookfield accounts and act in its or their own interest, without regard to the interests of Oaktree accounts.
The potential conflicts of interest described herein may be magnified as a result of the general lack of information sharing and coordination between Brookfield and Oaktree with respect to investment activities. For example, Oaktree’s investment teams, in many cases will not be aware of, and as a result will not have the ability to manage, such conflicts. Even if Oaktree investment teams become aware of Brookfield’s investment activities through public information, the information barrier between Oaktree and Brookfield will generally preclude the Oaktree investment teams from coordinating with Brookfield to manage such conflicts.
Brookfield and Oaktree may decide at any time, and without notice to investors and clients, to remove or modify the existing information barrier between Brookfield and Oaktree. If the information barrier is removed or modified, it is expected that Brookfield and Oaktree will jointly evaluate, in their sole discretion, whether to adopt new or different protocols to address potential conflicts and other considerations relating to the management of their investment activities as a result of such removal or modification of the information barrier.
Breaches (including inadvertent breaches) of the information barrier and related internal controls by Brookfield and/or Oaktree could result in significant consequences to Oaktree (and Brookfield) as well as have a significant adverse impact on Oaktree accounts, including potential regulatory investigations and claims for securities laws violations in connection with Oaktree accounts’ investment activities. These events could have adverse effects on Oaktree’s reputation, result in the imposition of regulatory or financial sanctions, negatively impact Oaktree’s ability to provide investment management services to Oaktree accounts and result in negative financial impact to an Oaktree account’s investments.
To the extent that the information barrier is removed or otherwise ineffective and Oaktree has the ability to access analysis, models and/or information developed by Brookfield and its personnel, Oaktree will not be under any obligation or other duty to access such information or effect transactions on behalf of Oaktree accounts in accordance with such analysis and models, and in fact may be restricted by securities laws from doing so. Oaktree accounts may make investment decisions that differ from those they would have made if Oaktree had pursued such information, which may be disadvantageous to such Oaktree accounts.
Brookfield has engaged and may in the future engage Oaktree, Oaktree accounts and/or their portfolio companies to provide certain services to Brookfield Accounts and their portfolio companies, including investing in Oaktree accounts and obtaining non-investment management services that would otherwise be provided by third-party service providers or Brookfield affiliates. Each such engagement will be in accordance with any disclosures set out in the relevant governing documents (including offering documents).
In addition, Oaktree has engaged and may in the future engage Brookfield, Brookfield Accounts or their portfolio companies to provide services to Oaktree accounts and/or their portfolio companies, and the conflicts (and potential conflicts) of interest described above will apply equally for each such engagement.
This does not purport to be a complete list or explanation of all actual or potential conflicts that may arise as a result of Brookfield’s majority ownership interest in Oaktree. In addition, conflicts not yet known by Brookfield or Oaktree may arise in the future and such conflicts will not necessarily be resolved in favor of the Oaktree accounts’ interests. Because of the extensive scope of both Brookfield’s and Oaktree’s activities and the complexities involved in combining certain aspects of their businesses, the policies and procedures to identify and resolve such conflicts of interest will continue to be developed over time.
Compensation
The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for the Fund’s Portfolio Managers as of the most recent practicable date.

The compensation structure of the Portfolio Managers is determined by Oaktree in accordance with its own internal policies. All other Portfolio Managers receive a salary that is capped so that a significant portion of their compensation is derived from their bonus, which is a function of Oaktree’s profitability and the Portfolio Manager’s responsibilities and performance, and equity participation as one of the most senior employees. No Portfolio Manager’s compensation is specifically dependent on the performance of the Fund that they manage, on an absolute basis or relative to a specific benchmark. No Portfolio Manager is compensated based on the growth of the Fund’s, or any other clients’, assets except to the extent that such growth contributes to Oaktree’s overall asset growth, which in turn contributes to its overall profitability. Portfolio Managers do not receive a percentage of the revenue earned on any client portfolios, and their compensation is not increased or decreased specifically as a result of any performance fee that may be earned by Oaktree with respect to the funds or accounts they manage.
Securities Owned in the Fund by the Portfolio Managers
As of the date of this SAI, the Portfolio Managers did not beneficially own any shares of the Fund.
DISTRIBUTION AGREEMENT
The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC, 111 East Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202 (the “Distributor”), pursuant to which the Distributor acts as the Fund’s distributor, provides certain administration services and promotes and arranges for the sale of Fund shares. The offering of the Fund’s shares is continuous. The Distributor is a registered broker-dealer and member of FINRA.
The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).
DISTRIBUTION PLANS
The Fund has adopted separate distribution and service plans (each, a “Plan,” and collectively, the “Plans”) pursuant to Rule 12b-1 under the 1940 Act on behalf of each of the Class A and Class C Shares of the Fund. Payments may be made by the Fund under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the class to which such Plan relates as determined by the Board. Such activities typically include advertising; compensation for sales and marketing activities of the Distributor and other banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping, and other overhead. To the extent any activity is one which the Fund may finance without a distribution plan, the Fund may also make payments to finance such activity outside of the Plans and not be subject to its limitations. Payments under the Plans are not dependent on distribution expenses actually incurred by the Distributor. The Plans compensate the Distributor regardless of expense, and accordingly a portion of the payments by the Fund may be used indirectly to finance distribution activities on behalf of other funds in the Fund Complex and a portion of the payments by such other funds may be used to finance distribution activities on behalf of the Fund. The Plans are intended to benefit the Fund, among other things, by increasing its assets and thereby reducing the Fund’s expense ratio. The Independent Trustees have concluded that there is a reasonable likelihood that the Plans will benefit these classes and their respective shareholders.
Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Fund’s Board, including a majority of the Independent Trustees. No Plan may be amended to materially increase the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Board in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under each Plan, the Distributor will provide the Trustees with periodic reports of amounts expended under such Plan and the purpose for which such expenditures were made.
Pursuant to the Plans, the Fund pays the Distributor 0.25% of its average daily net assets of Class A Shares and 1.00% of its average daily net assets of Class C Shares. In addition, pursuant to the Plans, the Adviser, its affiliates, or the Distributor and its affiliates may make payments from time to time from their own resources, which may include the investment advisory fee, administration fee, or the distribution fee received from the Fund, and past profits, for any of the foregoing purposes. Due to the continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (“FINRA”). Pursuant to the Distribution Agreement, the Fund appoints the Distributor as its general distributor and exclusive agent for the sale of the Fund’s shares. The Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.
The Rule 12b-1 Plan is intended to benefit the Fund by increasing its assets and thereby reducing the Fund’s expense ratio.
DETERMINATION OF SHARE PRICE
The NAV of the Fund is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time), each day the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. It is expected that the NYSE will not be open for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
NAV per share is calculated separately for each share class of the Fund. The NAV of Class A and Class C Shares of the Fund, as applicable, will generally be lower than the NAV of Class I Shares, as applicable, as a result of the higher service and distribution-related fees to which Class A and Class C Shares are subject. It is expected, however, that the NAV of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.
Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined under procedures approved by the Board. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. Pursuant to those procedures, a fair value determination may be based upon several considerations, including, among other things: (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service; and (4) other factors as necessary to determine a fair value under certain circumstances.
Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent sales price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.
The Fund’s securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.
In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the United States or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable or are unavailable.
All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.
How to Buy Shares
You may purchase shares of the Fund from securities brokers, dealers or financial intermediaries (collectively, “Financial Intermediaries”), which may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Financial Intermediaries may also impose other charges or restrictions different from those applicable to a direct investor in the Fund. In addition, a broker may charge a commission to its customers on transactions in Fund shares, provided the broker acts solely on an agency basis for its customer and does not receive any distribution-related payment in connection with the transaction. Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries are authorized to accept your order on behalf of the Fund. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, shares will be purchased at the appropriate per share price next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it participates in these arrangements. The Fund, the Adviser, the Distributor, the Transfer Agent, and each of their respective directors, trustees, officers, employees, and agents are not responsible for the failure of any Financial Intermediary to carry out its obligations to its customers.
Though shareholders do not pay an initial sales charge at the time of purchase of Class C Shares, the Distributor compensates selling Financial Intermediaries by paying 1.00% of the purchase price for Class C Shares. If Class C Shares are redeemed within approximately twelve months after purchase, shareholders are charged a contingent deferred sales charge (“CDSC”) of 1.00%. You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. Proceeds from the CDSC and the 1.00% payments made by the Fund under the Plan, on behalf of the Class C Shares of the Fund, in the first year after purchase are paid to the Distributor and are used in whole or in part by the Distributor to pay the Adviser for financing of the 1.00% up-front commission to Financial Intermediaries who sell Class C Shares. Financial Intermediaries will generally become eligible to receive some or all of such payments one year after purchase. The combination of the CDSC and the ongoing Plan fee on Class C Shares facilitates the ability of the Fund to sell Class C Shares without a sales charge being deducted at the time of purchase. Imposition of the CDSC and the Plan fee on Class C Shares is limited by the FINRA asset-based sales charge rule.
The public offering price of Fund shares is the NAV per share plus any applicable sales charge. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in good order. In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time.
The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.
In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s investment restrictions, policies and objectives and otherwise acceptable to the Adviser and the Board.
If accepted, the securities will be valued using the same criteria and methods as described in “Pricing of Fund Shares” in the Prospectus.
How to Sell Shares and Delivery of Redemption Proceeds
You can sell your Fund shares any day the NYSE is open for regular trading, either directly to your Fund or through your Financial Intermediary.
Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.
The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the respective Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.
USBFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If USBFS fails to employ reasonable procedures, the Fund and USBFS may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact USBFS.
Redemptions In-Kind
The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of  (i) $250,000 or (ii) 1% of the Fund’s assets). The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV per share for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. A distribution in-kind is a taxable event for shareholders.
The Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.
U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders that may not be described in the Prospectus. This is not intended to be a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for thorough tax planning.
Qualification as a Regulated Investment Company
The Fund has elected to qualify and intends to continue to qualify as a regulated investment company under Subchapter M of the Code, as long as it is in the best interest of its shareholders. To qualify as a regulated investment company, the Fund must distribute to its shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, gains from the sale or other disposition of stock or securities, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain other requirements (including diversification of assets and sources of income) discussed below. By meeting these requirements, the Fund generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses, reported by the Fund as capital gain dividends) distributed to shareholders. There can be no assurance that the Fund will meet all of the requirements for such qualification each year.
The Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of that Fund’s total assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in two or more issuers that the Fund controls (by owning 20% or more of the outstanding voting securities of such issuer) and which are engaged in the same or similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.
In addition to satisfying the requirements described above, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from interests in qualified publicly traded partnerships.
If, for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and any distributions would be taxable to the shareholders as ordinary or qualified dividends to the extent of the Fund’s current or accumulated earnings and profits.
Excise Tax on Regulated Investment Companies
Amounts, other than tax-exempt interest, not distributed on a timely basis may be subject to a nondeductible 4% excise tax at the Fund level. To prevent imposition of the excise tax, the Fund must distribute during the calendar year an amount equal to the sum of  (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98.2% of the excess of its capital gains over capital losses (adjusted for certain losses) for the one-year period ending October 31 of such year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any deficiencies from distributions in prior years.
Fund Distributions
The Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. Additionally, the Fund currently intends to make quarterly distributions at a level percentage rate of such Fund’s net asset value as established by the Board of Trustees. The Fund may make an additional payment of dividends or distributions of capital gains if it deems it desirable at any other time of the year or in order to comply with applicable law. The Fund’s policy is to declare dividends quarterly. The Fund distributes all or substantially all (and in no event less than 90%) of its investment company taxable income each year. Distributions of investment company taxable income, including net short-term capital gains, generally are taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, reported by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held its shares of the Fund. In determining the amount of net capital gains to be distributed, any capital loss carryover from prior years, if any, will be applied against capital gains to reduce the amount of distributions paid. Shareholders will be notified annually as to the U.S. federal tax status of distributions.
A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of that year, payable to shareholders of record on a date during any such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.
If any net capital gains are retained by the Fund for reinvestment, requiring federal income taxes thereon to be paid by it, the Fund can elect to treat such capital gains as having been distributed to shareholders. In that event, shareholders will report such capital gains as net capital gains, will be able to claim their share of federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liability, and will be entitled to increase the adjusted tax basis of their Fund shares by an amount equal to the difference between the amount of undistributed capital gains included in their gross income and the tax deemed paid.
Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of  (and in reduction of) the shareholder’s tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

Dividends of investment company taxable income paid by the Fund generally will qualify for the 70% dividends-received deduction generally available to corporate shareholders (other than certain corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends (as defined in the Code) received by the Fund from domestic corporations for the taxable year. In addition, the dividends-received deduction for a corporate shareholder will be disallowed for shareholders who do not hold their shares in the Fund for at least 46 days during the 91-day period beginning 45 days before a share in the Fund becomes ex-dividend with respect to such dividend and will be disallowed with respect to an investment in the Fund that is debt financed. Shareholders will be notified at the end of the year as to the amount of the dividends that qualify for the dividends-received deduction. In addition, pursuant to its quarterly distribution policy, the Fund may make distributions that are treated as a return of capital.
Distributions (other than any return of capital) are taxable to shareholders whether received in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the amount of the cash dividend that otherwise would have been distributable (where the additional shares are purchased in the open market), or the fair market value of the shares received, determined as of the reinvestment date. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for U.S. federal income tax purposes in each share so received equal to the value of a share on the reinvestment date.
In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.
Certain of the options, futures contracts, and forward foreign currency exchange contracts in which the Fund may invest are so-called “section 1256 contracts.” With certain exceptions, realized gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”). Also, section 1256 contracts held by the Fund at the end of each taxable year (and, generally, for purposes of the nondeductible 4% excise tax, on October 31 of each year) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisers in this regard.
Generally, the hedging transactions undertaken by the Fund may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Since only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The Fund may make one or more of the elections applicable to straddles available under the Code. If an election is made, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined pursuant to the rules applicable to the election(s) made, which may accelerate the recognition of gains or losses from the affected straddle positions.
Because application of the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the Fund that did not engage in such hedging transactions.
Gains or losses attributable to fluctuations in exchange rates resulting from transactions in a foreign currency generally are treated as ordinary income or ordinary loss. These gains or losses may increase, decrease, or eliminate the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
Investors should carefully consider the tax implications of buying shares prior to a distribution by the Fund. The price of shares purchased at that time generally would reflect the amount of the forthcoming distributions. Distributions by the Fund reduce the NAV of the Fund’s shares, and if a distribution reduces the NAV below a stockholder’s cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain, as described above even though, from an economic or investment standpoint, it may constitute a partial return of capital.
The Fund may invest in stocks of real estate investment trusts, or REITs. In order to qualify for the special tax treatment that effectively eliminates the corporate tax at the REIT level, REITs are required to distribute at least 90% of their net taxable income on an annual basis, earn certain percentages of their income from real estate assets, such as rent and interest on mortgages, and other generally passive income, and hold at least 75% of their assets in real estate and loans secured by mortgages on real estate. However, there are numerous situations in which a REIT may incur and pay some amount of federal, state, local or foreign taxes. A 4% nondeductible excise tax applies to certain undistributed REIT income. In addition, REITs are subject to requirements related to their organization, tax reporting, diversity of stock ownership and sales of assets. REITs frequently use taxable subsidiaries to conduct activities or earn income that might compromise their ability to qualify as a REIT. REIT dividends generally are not “qualified dividends” eligible for the maximum 20% federal tax rate. The REIT rules are complex. Certain cure provisions may apply if a REIT violates a requirement, but nonetheless the failure to maintain REIT status could result in corporate income tax at the REIT level, thus resulting in a significant adverse impact to REIT shareholders.
The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets (based on a quarterly average) constitute investment-type assets or if 75% or more of its gross income is investment-type income. Under the PFIC rules, distribution of accumulated earnings or gain from the sale of stock of the PFIC (referred to as an “excess distribution”) received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock.
The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. All excess distributions are taxable as ordinary income.
The Fund may be able to elect alternative tax treatment with respect to the PFIC stock it holds. One election that is currently available, provided the appropriate information is received from the PFIC, requires the Fund to generally include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by the Fund. The Fund’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.
Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss, and the timing of the recognition of income and loss with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders by the Fund that holds PFIC stock, which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Investors should consult their own tax advisers in this regard.
Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic issuers.
The Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which include most corporations. Under the backup withholding provisions, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of U.S. federal income tax at the current rate of 24% in the case of non-exempt shareholders who fail to furnish the Company with their taxpayer identification numbers and their required certifications regarding their status under the U.S. federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate shareholders should provide the Fund with their taxpayer identification numbers and should certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and may be credited to a taxpayer’s U.S. federal tax liability if the appropriate documentation is provided.
The Fund’s distributions are not designed to comply with any required minimum distribution rules applicable to tax-deferred retirement accounts. In any given year, the Fund’s distributions in cash may exceed or may be insufficient to meet the required amount for shareholders who are subject to such rules. Shareholders receiving cash distributions from the Fund within such accounts will need to include those distributions as appropriate in the computation of their annual required minimum distribution. Retirement account investors subject to the required minimum distribution rules should seek advice from their own tax advisers to ensure compliance with tax requirements.

Sale or Redemption of Shares
Upon the taxable disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. Non-corporate shareholders are currently subject to tax at a maximum federal rate of 20% on capital gains resulting from the disposition of shares held for more than 12 months. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gains dividends have been paid will, to the extent of such capital gain dividends, also be treated as a long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income ($1,500 for married individuals filing separately). An exchange from one share class within the Fund to another share class within the same Fund generally is not a taxable transaction, provided that such classes have identical rights with respect to Fund assets.
Foreign Shareholders
The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts, and estates. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of Fund shares, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts received by such person, and, for non-individual foreign shareholders, a 30% branch profits tax.
The Foreign Account Tax Compliance Act (“FATCA”)
A 30% withholding tax on the Fund’s distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations (including, if applicable, complying with an intergovernmental agreement); (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors; or (iii) the foreign entity is otherwise excepted under FATCA. If applicable, and subject to any intergovernmental agreements, withholding under FATCA is required generally with respect to distributions from the Fund. Under proposed Treasury regulations, which may be relied upon by taxpayers until final Treasury regulations are published, there is no FATCA withholding on capital gains distributions and gross proceeds from a sale or disposition of Fund shares. Under proposed Treasury regulations, which may be relied upon by taxpayers until final Treasury regulations are published, there is no FATCA withholding on certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares or on certain capital gains distributions. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Fund will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax adviser regarding the effect of FATCA based on your individual circumstances.
State and Local Tax Considerations
The Fund may be subject to state or local tax in jurisdictions in which the Fund is organized or may be deemed to be doing business.
Distributions may be subject to state and local income taxes. In addition, the treatment of the Fund and its shareholders in those states that have income tax laws might differ from their treatment under the U.S. federal income tax laws.
The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund. The Fund does not expect to seek any rulings from the Internal Revenue Service or opinions from tax counsel.

ANTI-MONEY LAUNDERING PROGRAM
The Trust has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.
As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.
GENERAL INFORMATION
The Trust’s Amended and Restated Agreement and Declaration of Trust dated as of September 27, 2011 (the “Declaration of Trust”) permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby materially changing the proportionate beneficial interest in a series or any class thereof. Upon a series’ liquidation, all shareholders would share pro rata in the net assets of such series available for distribution to shareholders unless otherwise determined by the Trustees or otherwise provided by the Declaration of Trust.
With respect to each series, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Fund offers three classes of shares of beneficial interest — “Class A” Shares, “Class C” Shares and “Class I” Shares.
The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. General liabilities of the Trust which are not readily identifiable as belonging to a specific series are allocated among any one or more series in a manner believed by the Trustees of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. On each matter submitted to a vote of shareholders, unless the Trustees determine otherwise, all shares of all series and classes shall vote together as a single class; provided, however, that: (i) as to any matter with respect to which a separate vote of any series or class is required by the 1940 Act or other applicable law or is required by attributes applicable to any series or class, such requirements as to a separate vote by that series or class shall apply; (ii) unless the Trustees determine that this clause (ii) shall not apply in a particular case, to the extent that a matter referred to in clause (i) above affects more than one series or class and the interests of each such series or class in the matter are identical, then the shares of all such affected series or classes shall vote together as a single class; and (iii) as to any matter which does not affect the interests of a particular series or class, only the holders of shares of the one or more affected series or classes shall be entitled to vote. As determined by the Trustees, in their sole discretion, without the vote or consent of shareholders, (except as required by the 1940 Act) on any matter submitted to a vote of shareholders either (x) each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote or (y) each dollar of NAV (number of shares owned times NAV per share of the Trust, if no series shall have been established, or of such series or class, as applicable) shall be entitled to one vote on any matter on which such shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Without limiting the power of the Trustees in any way to designate otherwise in accordance with the preceding sentence, the Trustees established that each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. There is no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the By-Laws or as determined by the Trustees. A proxy may be given in writing, electronically, by telefax, or in any other manner provided for in the By-Laws or as determined by the Trustees.
The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders also have, in certain circumstances, the right to remove one or more Trustees. Except as specifically provided in the Declaration of Trust, the Trustees may, without shareholder vote, amend or otherwise supplement the Declaration of Trust by making an amendment, a Declaration supplemental thereto or an amended and restated Declaration. Shareholders shall have the right to vote: (i) on any amendment which would affect their right to vote granted in the Declaration of Trust, (ii) on any amendment for which such vote is required by the 1940 Act and (iii) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to shareholders which, as the Trustees determine, shall affect the shareholders of one or more series or classes shall be authorized by vote of the shareholders of each series or class affected and no vote of shareholders of a series or class not affected shall be required. Anything in the Declaration of Trust to the contrary notwithstanding, any amendment to Article VIII (Compensation, Limitation of Liability of Trustees) thereof shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of any persons protected thereby prior to such amendment. The Trustees may without shareholder vote, restate or amend or otherwise supplement the By-Laws and the Certificate of Trust as the Trustees deem necessary or desirable. The Trust or any series or class may be terminated by the Trustees by written notice to the series’ or class’ shareholders. Unless so terminated, the Trust will continue indefinitely.
Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.
FINANCIAL STATEMENTS
The Fund has not commenced operations as of the date of this SAI. As a result, no financial information is available.

APPENDIX A
DESCRIPTION OF CORPORATE DEBT RATINGS
MOODY’S INVESTORS SERVICE, INC.
Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered as upper-medium grade and are subject to low credit risk.
Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk.
Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca:	Obligations rated Ca are highly speculative and are likely in, or very near default, with some prospect of recovery of principal and interest.
C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Unrated:
Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.
Should no rating be assigned, the reason may be one of the following:
1
An application for rating was not received or accepted.
2
The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
3
There is a lack of essential data pertaining to the issue or issuer.
4
The issue was privately placed, in which case the rating is not published in Moody’s Investors Service, Inc.’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
Note:	Moody’s may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
STANDARD & POOR’S RATINGS SERVICE
AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated ‘AA’ differs from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, C:	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
C1:	The rating C1 is reserved for income bonds on which no interest is being paid.
D:	Bonds rated D are in payment default, and payment of interest and/or repayment of principal is in arrears.
Plus (+) or	The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing
A-1

Minus (-)	within the major rating categories.
NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
Description of S&P and Moody’s commercial paper ratings:
The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.
A-2